                                                                    OMB APPROVAL
                                                           OMB Number: 3235-0570
                                                          Expires: Nov. 30, 2005
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

                       MML Series Investment Fund
          ---------------------------------------------------------------
                   (Exact name of registrant as specified in charter)

                   1295 State Street, Springfield, MA               01111
          ---------------------------------------------------------------
                   (Address of principal executive offices)      (Zip code)

                   Frederick C. Castellani
                   1295 State Street, Springfield, MA 01111
          ---------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2003

Date of reporting period: 1/1/03 - 06/30/03

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ITEM 1 REPORTS TO STOCKHOLDERS.

        (Semi-Annual Report for the period 1/1/03 through 6/30/03 is filed herewith)

MML SERIES INVESTMENT FUND

SEMI-ANNUAL REPORT
FOR THE PERIOD ENDED
JUNE 30, 2003

[GRAPHIC]

MML MONEY MARKET FUND
MML MANAGED BOND FUND
MML BLEND FUND
MML EQUITY FUND


INVEST

INSURE

RETIRE

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                                  1

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003                                13
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Fund

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003                         14
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND
FOR THE YEAR ENDED DECEMBER 31, 2002                                                   15
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Fund

FINANCIAL HIGHLIGHTS
   MML Money Market Fund                                                               16
   MML Managed Bond Fund                                                               17
   MML Blend Fund                                                                      18
   MML Equity Fund                                                                     19

PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2003
   MML Money Market Fund                                                               20
   MML Managed Bond Fund                                                               21
   MML Blend Fund                                                                      27
   MML Equity Fund                                                                     35

NOTES TO FINANCIAL STATEMENTS                                                          40

MML SERIES INVESTMENT FUND -- LETTER TO SHAREHOLDERS

                                                                   June 30, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

FREDERICK C. CASTELLANI
"IT'S TIME IN THE MARKET AND NOT MARKET TIMING THAT HISTORICALLY HAS BEEN THE MOST SUCCESSFUL WAY FOR INVESTORS TO ACHIEVE THEIR LONG-TERM INVESTMENT GOALS."

IS THE BULL HERE TO STAY?

For the first time in nearly three years, investors may be PLEASANTLY surprised when they open their statements, as the second quarter's strong double-digit returns translated into larger account balances for most investors. Overall, investors have cheered this turnaround as a signal that there truly could be a light at the end of the proverbial tunnel.

During the second quarter, the widely anticipated U.S.-led victory in the relatively short-lived war in Iraq removed a significant amount of uncertainty from the geopolitical landscape, helping markets rebound with impressive gains in April, May and June. This contrasted sharply with the investment landscape of the first quarter, when the run-up to war and the uncertainty of its results added fuel to the already volatile capital markets. This environment affected the behavior of both consumers and businesses, which curtailed their expenditures until an indication of the outcome of the war became more evident.

STOCKS STAGE A STUNNING TURNAROUND

Whereas during the first quarter the market turned in mixed results, with equities primarily in negative territory, the broad rally during the second quarter was kind to all stock indexes. The market leaders during this time frame were technology stocks, smaller-capitalization stocks and international stocks. Also during the second quarter, value-oriented funds outperformed growth funds. The widely watched S&P 500(R), an index of U.S. blue chip names, achieved its best quarterly gain since the fourth quarter of 1998 (advancing 15.39% for the second quarter), and finished in double-digit territory for the first half of 2003, with an 11.75% return. The NASDAQ, one proxy for technology stocks, gained 21% in the second quarter. During this period, small cap stocks of the Russell 2000 Index posted an impressive 23.42% gain. International stocks made a strong comeback from an 8.2% loss in the first quarter to return 19.27% for the second quarter.

THE BOND MARKET ALSO ADVANCED

Although the most stunning advances during the second quarter were most clearly seen in the stock market, investors in the bond market also saw gains. The Lehman Brothers Aggregate Bond Index, which tracks the activity of taxable securities across the government, mortgage-backed and corporate sectors, returned 2.5% for the three months ended June 30, 2003, following a first quarter gain of 1.4%.

BUT CAN IT LAST?

Clearly, the conclusion to the war in Iraq, the President's economic stimulus package, a quarter-point rate cut by the Federal Reserve (Fed) and the weakening dollar all contributed to the stock market's second-quarter rally. But while the second quarter proved to be one of significant turnaround, there continues to be conflicting evidence as to the sustainability of this rally.

New legislation will reduce taxes for millions of U.S. citizens and the Fed's quarter of one percent reduction in the federal funds rate (a key indicator of short-term interest rates) will increase liquidity in the financial markets. However, the success of the Bush administration and Federal Reserve policies remains to be seen. Gross Domestic Product (GDP)--a broad measure of U.S. economic growth--increased by 1.4% in both the fourth quarter of 2002 and in the first quarter of 2003, short of the 3% level that is largely thought to be the minimum required to support a sustainable recovery.

Other contradictory signals also remain. In today's low interest rate environment, borrowing costs are the lowest they have been in 45 years. This continues to fuel consumer spending, which is largely evident by the continued strength and growth in the U.S. housing market. Alternatively, however, low interest rates and low inflation, coupled with Fed warnings concerning disinflation and deflation, signal a lack of growth in the economy, as inflation is often accompanied by periods of strong economic growth.

Also adding to the confusion is the corporate environment, where earnings per share growth during the second quarter continued the upward trend that began in the first quarter of this year, despite the fact that corporate profits have yet to rebound significantly. As a result, corporations continued to exercise caution in their hiring and capital expenditure plans in the second quarter, signaling that over-capacity is still a concern. (Increased corporate spending is a necessary ingredient for a sustainable, long-term economic recovery.)

LOOKING AHEAD

The economy is clearly sending investors mixed signals. While strong performance across the board in the second quarter indicates some success with the forces at play to stimulate the U.S. economy, the outlook for a sustainable economic recovery remains somewhat unclear.

One thing remains certain, however: The mixed economic data highlighted here underscores the importance for long-term investors to maintain a diversified mix across investment styles and asset classes. Equally important are the benefits of regularly reviewing your long-term retirement goals to ensure your portfolio is properly aligned to help you achieve your financial objectives. In the final analysis, remember that it's time in the market and not market timing that historically has been the most successful way for investors to achieve their long-term investment goals.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML MONEY MARKET FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MONEY MARKET FUND?

The objectives and policies of the Fund are to:
-  achieve high current income, the preservation of capital, and liquidity
-  invest in a diversified portfolio of money market instruments
- invest in high quality debt instruments with remaining maturity not to exceed 397 days

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares had a return of 0.37%, equaling the 0.37% return of the Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Geopolitics was the dominating concern in the initial months of 2003, as an impending war with Iraq loomed and finally came to fruition in early March. This backdrop of war muddied the economic waters, leading many to question whether the war or some other factor was causing the weakness in the economy. Against this backdrop, Treasuries rallied through the end of February and into the beginning of March, and then substantially lost ground after the outbreak of war. By the end of March, they had made no gains from their December levels, despite the early rally.

In a dramatic turnaround, the second quarter of 2003 witnessed both the U.S. equity and bond markets posting strong, positive returns. As the fighting in Iraq drew to a swift close in April, a wave of optimism boosted the markets. The Federal Reserve continued to stimulate the economy by cutting short-term rates by an additional 25 basis points in June, the 13th rate cut since January 2001. Short-term interest rates now stand at their lowest levels since 1958. It is clear that the economy, in general, is improving, albeit at a slower rate than many anticipated or hoped. Gross Domestic Product (GDP) for the first quarter of 2003 was a mere 1.4%. Labor statistics continued to remain weak, with unemployment levels continuing to increase. Inflation remains under control, and while there may be some concern about deflation, at this juncture, we think it would be short-lived if it did materialize.

HOW IS THE FUND INVESTED?

The Fund is primarily invested in Treasury bills, with the balance of our exposure in Commercial Paper and Agency Discount notes. Our top three industries are Finance Companies, Publishing/Printing and Pharmaceuticals.

WHAT IS YOUR OUTLOOK?

Looking forward, we expect the Federal Reserve to continue to maintain a low interest rate environment. They continue to follow a policy designed to stimulate growth in the economy - and are likely to continue this accommodative policy for some time to come. While it is yet to be determined whether or not the recent economic turnaround can be sustained, we are optimistic for a recovery, albeit a somewhat muted one.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                     FIVE YEAR      TEN YEAR
                            YEAR                      AVERAGE        AVERAGE
                          TO DATE       ONE YEAR       ANNUAL        ANNUAL
                          1/1/03 -      7/1/02 -      7/1/98 -       7/1/93 -
                          6/30/03       6/30/03       6/30/03        6/30/03
  MML Money
   Market Fund              0.37%         0.96%         3.72%         4.22%
------------------------------------------------------------------------------
  Lipper Taxable
   Money Market
   Fund Index               0.37%         0.96%         3.69%         4.18%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

               MML MONEY      LIPPER TAXABLE MONEY
               MARKET FUND    MARKET FUND INDEX
     7/1/93     $   10,000       $   10,000
     6/94       $   10,295       $   10,288
     6/95       $   10,821       $   10,804
     6/96       $   11,385       $   11,367
     6/97       $   11,962       $   11,941
     6/98       $   12,589       $   12,563
     6/99       $   13,197       $   13,162
     6/00       $   13,907       $   13,864
     6/1/2003   $   14,664       $   14,631
     6/2/2003   $   14,970       $   14,915
     6/3/2003   $   15,114       $   15,059

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.
AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MML MANAGED BOND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML MANAGED BOND FUND?

The objectives and policies of the Fund are to:
- achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital
- invest primarily in a diversified portfolio of investment-grade, fixed-income securities
-  maintain (within 10%) the duration of the Lehman Brothers Aggregate Bond
   Index
- reduce risk by diversifying investments across industries and/or sectors, maturities, and by credit quality

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 4.76%, outperforming the 3.93% return of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Geopolitics was the dominating concern during the first quarter, as an impending war with Iraq loomed and, ultimately began, in early March. At the same time, low consumer confidence and spending levels, higher unemployment figures and government deficit issues all contributed to the further weakening of the economy and the ongoing malaise in the markets. During the quarter, Corporate America also began to take advantage of low interest rates to refinance debt and put balance sheets in order.

In a dramatic turnaround, the second quarter of 2003 witnessed both the U.S. equity and bond markets posting strong, positive returns. As the fighting in Iraq drew to a swift close in April, a wave of optimism boosted the markets. The Federal Reserve continued to stimulate the economy by cutting short-term rates by an additional 25 basis points in June, the 13th rate cut since January 2001. It is clear that the economy, in general, is improving, albeit at a slower rate than many anticipated or hoped.

Over the quarter, we saw a continuation of the strong corporate bond performance that has been in play since October 2002. Corporates, again, outperformed Treasuries and corporate spreads tightened towards more conventional levels. Treasuries and Agencies posted strong performance in May, but then declined slightly in June as valuations may have become extended.

As has been the case for the last two quarters, the Fund's overweight position in corporate bonds continued to be the primary factor driving our outperformance. In another repeat from the first quarter of 2003, lower-rated bonds continued to post strong returns and our higher-than-benchmark exposure to triple-B rated bonds continued to serve the Fund well.

HOW DID YOU RESPOND TO THESE EVENTS?

During the first quarter, mortgages experienced some volatility, as investors' flight to quality generated some relative cheapness versus Treasuries. We used this opportunity to increase our previous underweight position in mortgages during March, as they reached an attractive entry point on this short-term weakness. At the same time, we took the opportunity to reduce our exposure to cash and Treasuries.

During the second quarter, we maintained a significant overweight in corporates (42.7%) as compared to the benchmark exposure (27.4%). We took this position in anticipation of an improving economy. We also lightened up some of our corporate bond exposures, where we saw spreads tighten and we feel the upside potential is limited. With the proceeds from the sale of these bonds, we have increased our Treasury exposure, where we continue to maintain an underweight position.

WHAT IS YOUR OUTLOOK?

With the yield curve remaining steep, we have been structuring the portfolio in a barbell style. Assuming an improving economy, we expect this strategy to provide us with a yield advantage. We will continue to remain overweight in corporates, as this sector should benefit in an ongoing recovery, and our in-depth analysis identifies the abundant opportunities in this sector. Although we currently have an overweight exposure to mortgages, we may look to trim some positions in the third quarter.

While it is yet to be established whether the recent economic turnaround can be sustained, we are optimistic for a recovery--albeit a somewhat muted one.

[CHART]

                       DURATION DIVERSIFICATION (6/30/03)
                              MML MANAGED BOND FUND
                           AVERAGE DURATION=3.85 YEARS

        LESS THAN 1 Year        27.8%
                1-3 Years       30.9%
                3-5 Years       15.1%
               5-10 Years       13.9%
              10-20 Years       12.3%

[CHART]

                           QUALITY STRUCTURE (6/30/03)
                              MML MANAGED BOND FUND

        U.S. Governments Cash Equivalents Aaa/AAA       55.1%
        Aa/AA                                            5.0%
        A                                               14.7%
        Baa/BBB                                         23.5%
        Ba/BB                                            0.8%
        B                                                0.4%
        Caa                                              0.5%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                     FIVE YEAR     TEN YEAR
                           YEAR                       AVERAGE       AVERAGE
                          TO DATE       ONE YEAR      ANNUAL        ANNUAL
                          1/1/03 -      7/1/02 -      7/1/98 -      7/1/93 -
                          6/30/03       6/30/03       6/30/03       6/30/03
  MML Managed
   Bond Fund                4.76%        10.77%         6.78%         6.87%
------------------------------------------------------------------------------
  Lehman Brothers
   Aggregate
   Bond Index               3.93%        10.40%         7.55%         7.21%

[CHART]
              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                               LEHMAN BROTHERS
                    MML MANAGED BOND FUND   AGGREGATE BOND INDEX
        7/1/93            $   10,000             $   10,000
        6/94              $    9,849             $    9,870
        6/95              $   11,117             $   11,108
        6/96              $   11,634             $   11,666
        6/97              $   12,596             $   12,616
        6/98              $   14,003             $   13,946
        6/99              $   14,252             $   14,385
        6/00              $   14,857             $   15,042
        6/01              $   16,434             $   16,732
        6/02              $   17,550             $   18,175
        6/03              $   19,440             $   20,065

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML BLEND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML BLEND FUND?

The objectives and policies of the Fund are to:
- achieve as high a level of total rate of return over an extended period of time as is consistent with prudent investment risk and the preservation of capital
- invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
- manage the allocation of investments, under normal circumstances, in three segments with the following ranges:

Money Market segment: no more than 30% of total assets
Bond segment: between 20% and 40% of total assets
Equity segment: between 50% and 70% of total assets

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 8.64%, trailing the 8.87% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

Most of the Fund's underperformance came from the equity component of the portfolio, where investors' clear preference for small capitalization stocks - and those issues that were both low quality and speculative--detracted from our results, especially during the second quarter. The fixed-income portion of the Fund outperformed the Lehman Brothers Aggregate Bond Index during both the first and second quarters, largely due to the Fund's overweight position in corporate bonds.

WHAT ASSET ALLOCATION DECISIONS WERE MADE?

During the first quarter, despite our bearish view on the equity market (based on historically high valuations), we opportunistically overweighted equities to take advantage of a counter-trend rally that emerged. This move proved beneficial, as the stock portion of the Fund outperformed slightly for the three months ending March 31. During the second quarter, we maintained an overweight position in equities relative to bonds to capitalize on the rally that occurred as investors gained greater confidence in the stock market during the period. Renewed investor confidence resulted from a quick resolution to the Iraqi war and continued fiscal stimulus, as the U.S. Government enacted tax cuts and a tax rebate designed to stimulate the economy.

During the beginning of the second quarter, we peaked at a position of approximately 66% equities. While we moderated that allocation somewhat over the course of the performance period, we remained positioned approximately 60% in equities on June 30.

WHAT DROVE THE FUND'S STOCK SELECTION MODEL DURING THE PERIOD?

During the first quarter, the Fund's equity portfolio modestly outperformed the S&P 500 Index--primarily due to the portfolio's strategy of underweighting financial services companies, including State Street and Fifth Third Bancorp. During this time frame, the model favored rather mundane companies that are relatively inexpensive and are performing well within niche businesses. Detracting from results during the first quarter was the portfolio's underweighting in the semiconductor component of the technology sector, which strongly outperformed during the first three months of 2003.

In the second quarter, the portfolio's core model, like the market, was driven by small size and market volatility factors. As a result, the Fund's equity component modestly trailed the S&P 500 Index for the period. Working favorably in the model, however, were high volatility and low stock price factors. Conversely, the portfolio's underweight in the health care sector detracted from results, as this sector advanced considerably in June. Our model has favored an underweight position in health care companies for some time on valuation concerns.

WHAT ABOUT THE BOND PORTFOLIO?

The Fund's bond portfolio outperformed the Lehman Brothers Aggregate Index during the first half of 2003, primarily due to our overweight position in corporate bonds--which we are maintaining in anticipation of continued economic improvement. However, we trimmed some exposure in the second quarter in areas where spreads have tightened and upside potential has become more limited. As a result, we increased the Fund's Treasury exposure, but continue to maintain an underweight position.

Mortgage-backed securities also posted positive returns during the second quarter, following a volatile first quarter. With interest rates falling, investors became uncertain as to the mortgage pre-payment pattern. With the yield curve remaining steep, the Fund is structured in a barbell fashion--which we anticipate should provide a yield advantage in an improving economy.

WHAT IS YOUR OUTLOOK?

Despite our cautionary views on the more speculative sectors of the stock market that have advanced considerably in 2003, we are maintaining a fairly constructive view on the economy and the stock market for the second half of 2003 and 2004. We expect the economy to gain some gradual momentum in the second half of the year, driven by the massive amounts of monetary stimulus present today and the additional fiscal stimulus coming from Washington in 2004. Further, portions of the investing community have also begun to anticipate a gradual recovery. This is evidenced by the four consecutive months, March through June, during the first half of 2003 when we witnessed net inflows into equity mutual funds totaling $40 billion. This follows almost a full year of consecutive monthly net outflows.

We do caution, however, that by many measures, such as historical earnings and sales, the market remains overvalued. Therefore, even if stimulus lifts the economy and the markets, we are launching from a point in the market where outsized gains may not be sustainable.

[CHART]

                                 MML BLEND FUND
                       ASSET ALLOCATION (% OF INVESTMENTS)
                                   ON 6/30/03

        Common Stocks           59.5%
        Bonds                   24.8%
        Short-term Issues       15.7%

                                 MML BLEND FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

General Electric Co.
Microsoft Corp.
Exxon Mobil Corp.
Pfizer, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Johnson & Johnson
Bank of America Corp.
American International Group, Inc.
International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend Fund and the corresponding indices

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                         FIVE YEAR      TEN YEAR
                              YEAR                        AVERAGE        AVERAGE
                             TO DATE        ONE YEAR       ANNUAL        ANNUAL
                             1/1/03 -       7/1/02 -      7/1/98 -       7/1/93 -
                             6/30/03        6/30/03       6/30/03        6/30/03
  MML Blend
   Fund                        8.64%         3.18%          -1.02%         6.26%
----------------------------------------------------------------------------------
  Lehman Brothers
   Aggregate Bond
   Index                       3.93%        10.40%           7.55%         7.21%
  Lipper Balanced
   Fund Index                  8.87%         3.49%           1.98%         7.66%
  S&P 500 Index               11.75%         0.25%          -1.61%        10.04%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                            LEHMAN BROS.           LIPPER BALANCED
                         MML BLEND FUND     AGGREGATE BOND INDEX   FUND INDEX           S&P 500 INDEX
        7/1/93            $   10,000        $   10,000             $   10,000           $   10,000
        6/94              $   10,291        $    9,870             $   10,062           $   10,140
        6/95              $   11,958        $   11,108             $   11,594           $   12,780
        6/96              $   13,835        $   11,666             $   13,308           $   16,100
        6/97              $   16,630        $   12,616             $   15,994           $   21,684
        6/98              $   19,313        $   13,946             $   18,967           $   28,220
        6/99              $   21,448        $   14,385             $   21,161           $   34,644
        6/00              $   20,149        $   15,042             $   22,099           $   37,157
        6/01              $   19,354        $   16,732             $   21,883           $   31,650
        6/02              $   17,784        $   18,175             $   20,219           $   25,960
        6/03              $   18,349        $   20,065             $   20,925           $   26,024

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve a superior total rate of return over an extended period of time from both capital appreciation and current income
- preserve capital and utilize a value-oriented portfolio strategy in making investment decisions
-  utilize fundamental analysis to identify companies which:
    -  have competitive advantages, management stability and financial strength
    -  are attractively valued based on various financial ratios
    - have earnings growth potential that may not be recognized by the market at large
- invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalizations exceeding $2 billion)

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2003?

For the six months ending June 30, 2003, the Fund's shares returned 10.22%, underperforming both the 11.75% return of the Standard & Poor's 500 Index and the 11.57% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

First quarter 2003 equity market performance rotated around war with Iraq, creating a heightened atmosphere of uncertainty that affected all areas of the market. The quarter also featured a continuation of generally downward economic data. For the period, large cap stocks performed slightly better than the broader market and small- and mid cap stocks declined the most. During this time, the portfolio experienced weakness in the producer durables, integrated oils and financial services sectors. In addition, stock selection in the consumer staples sector detracted from relative returns, largely because of litigation concerns tied to our position in Altria, the parent company of Philip Morris USA. Conversely, areas that were favorable and proved to be relative safe havens during the quarter were the health care, materials and processing, and utilities sectors. In addition, against the backdrop of a surprisingly resilient housing market, the homebuilders that we emphasize--Pulte and KB Home--also fared well. On the other hand, defense contractors, such as Boeing and Lockheed Martin, fell during the quarter, so our avoidance of these shares also helped.

The second quarter witnessed a remarkable turnaround. After three years of a bear market that took no prisoners, the S&P 500 Index posted a 15.4% gain. The rally, which began in March during the early stages of the war in Iraq, gained momentum as investors became more confident about the outlook for the economy and corporate profits. During the quarter, small cap stocks outperformed large caps by a wide margin. Within large caps, value companies outperformed their growth counterparts and all economic sectors advanced, led by the performance of producer durables, consumer discretionary, technology and utility companies.

While equity market performance was strong during the period, it was led by the areas of the market that to date have exhibited the weakest fundamentals and highest-risk profiles. This worked against portfolio strategy and resulted in relative underperformance, although the portfolio turned in impressive results on an absolute basis. Also working against our strategy during the second quarter was the market's favoring of small cap stocks over large cap stocks by a significant margin.

Our underperformance relative to the benchmark resulted in part from our emphasis on railways. CSX and Norfolk Southern underperformed, reflecting weakened demand for coal and industrial shipments. In the financial services sector, CIGNA lagged the market, reflecting investors' anxiety over management's ability to successfully negotiate new contracts with HMO customers. Freddie Mac also declined after disclosing accounting issues that resulted in the overstatement of past years' earnings;

Fannie Mae fell in sympathy. We remain confident in the prospects for Freddie Mac, however, and added slightly to our position based on our belief that the recent management shake-up will ultimately strengthen the company.

Areas of relative strength for the portfolio during the second quarter were the consumer discretionary and consumer staples sectors. Stock selection among the consumer sectors was highly favorable, highlighted by strong results from companies including McDonald's Corp. and Rite-Aid Corp. Another bright spot was Altria, which rose almost 54% this quarter as a result of the dismissal of a class action suit in Florida that had far-reaching implications for future tobacco class action lawsuits. Additionally, performance was very favorable in the utility sector; the portfolio's health care and oil-related companies advanced as well.

WHAT IS YOUR OUTLOOK?

The market's rally over the past four months has brought valuations to levels somewhat above their long-term averages based on traditional measures such as price-to-sales and price-to-forward earnings. However, the spread in return expectations between stocks and bonds remains wide by historic standards; with interest rates so low, we continue to find equities more attractive than bonds.

We currently have a fairly constructive view on the economy and the stock market for the second half of 2003 and going into 2004. We expect the economy to pick up some GRADUAL momentum in the second half of the year, driven by the massive amounts of monetary stimulus present today and the fiscal stimulus coming from Washington in 2004. Additionally, portions of the investing community have also begun to anticipate a gradual recovery. For four consecutive months we have seen net inflows into equity mutual funds totaling $40 billion. This follows almost a full year of consecutive monthly net outflows.

We caution, however, that we are heading into "earnings season"--the time when many U.S. companies report their second quarter operating results and their near-term outlooks. Expectations for a second-half recovery have begun to get priced into the market, but they are predicated on encouraging earnings news. If that fails to materialize, it could be a long summer for many investors.

                                 MML EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/03)

Citigroup, Inc.
Exxon Mobil Corp.
McDonald's Corp.
Bank of America Corp.
American International Group, Inc.
Verizon Communications, Inc.
Pfizer, Inc.
Rockwell Collins, Inc.
Weyerhaeuser Co.
Wells Fargo & Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Fund and the S&P 500 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                      FIVE YEAR      TEN YEAR
                           YEAR                        AVERAGE        AVERAGE
                         TO DATE       ONE YEAR         ANNUAL        ANNUAL
                         1/1/03 -      7/1/02 -        7/1/98 -      7/1/93 -
                         6/30/03       6/30/03         6/30/03       6/30/03
  MML Equity
   Fund                  10.22%        -3.13%          -4.33%           6.69%
-------------------------------------------------------------------------------
  S&P 500 Index          11.75%         0.25%          -1.61%          10.04%

[CHART]

              GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                          MML EQUITY FUND    S&P 500 INDEX
        7/1/93            $   10,000          $   10,000
        6/94              $   10,406          $   10,140
        6/95              $   12,577          $   12,780
        6/96              $   15,427          $   16,100
        6/97              $   19,839          $   21,684
        6/98              $   23,829          $   28,220
        6/99              $   27,433          $   34,644
        6/00              $   23,532          $   37,157
        6/01              $   23,194          $   31,650
        6/02              $   19,717          $   25,960
        6/03              $   19,100          $   26,024

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML SERIES INVESTMENT FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

                                                                    MML              MML
                                                                   MONEY            MANAGED             MML               MML
                                                                   MARKET            BOND              BLEND            EQUITY
                                                                    FUND             FUND              FUND              FUND
                                                               --------------    --------------   ---------------   ---------------
ASSETS:
      Investments, at value (cost $0, $380,655,964,
         $819,598,536, and $1,121,554,889, respectively)
         (NOTE 2)                                              $            -    $  400,402,003   $   931,200,771   $ 1,187,304,992
      Short-term investments, at amortized cost (NOTE 2)          164,827,570        22,718,328       173,090,165        70,650,821
                                                               --------------    --------------   ---------------   ---------------
         Total Investments (including securities on loan
          with market values of $0, $9,890,698,
          $54,912,029, and $66,589,282, respectively)             164,827,570       423,120,331     1,104,290,936     1,257,955,813
                                                               --------------    --------------   ---------------   ---------------
      Cash                                                              4,470                 -             7,416        13,965,936
      Receivables from:
         Investments sold                                                   -         6,484,552         3,385,927         3,712,761
         Interest and dividends                                             -         4,169,992         4,022,144         1,473,181
                                                               --------------    --------------   ---------------   ---------------
             Total assets                                         164,832,040       433,774,875     1,111,706,423     1,277,107,691
                                                               --------------    --------------   ---------------   ---------------

LIABILITIES:
      Payables for:
         Investments purchased                                              -         5,244,435         3,529,529         6,439,271
         Dividends (NOTE 2)                                            87,019                 -                 -                 -
         Securities on loan (NOTE 2)                                        -        10,200,047        57,227,151        70,650,821
         Directors' fees and expenses (NOTE 3)                         10,296            16,334            54,820            62,805
         Affiliates (NOTE 3):
             Investment management fees                                68,318           160,812           354,570           399,167
      Due to custodian                                                      -           546,893                 -                 -
      Accrued expenses and other liabilities                           12,243            11,324            28,644            30,353
                                                               --------------    --------------   ---------------   ---------------
             Total liabilities                                        177,876        16,179,845        61,194,714        77,582,417
                                                               --------------    --------------   ---------------   ---------------
      NET ASSETS                                               $  164,654,164    $  417,595,030   $ 1,050,511,709   $ 1,199,525,274
                                                               ==============    ==============   ===============   ===============

NET ASSETS CONSIST OF:
      Paid-in capital                                          $  164,831,155    $  397,799,415   $ 1,258,194,694   $ 1,425,358,913
      Undistributed net investment income                              23,871         3,409,017         5,866,007         9,214,714
      Accumulated net realized loss on investments
        and futures contracts                                        (200,862)       (3,359,441)     (325,151,227)     (300,798,456)
      Net unrealized appreciation on investments                            -        19,746,039       111,602,235        65,750,103
                                                               --------------    --------------   ---------------   ---------------
                                                               $  164,654,164    $  417,595,030   $ 1,050,511,709   $ 1,199,525,274
                                                               ==============    ==============   ===============   ===============
      Shares outstanding:                                         164,829,135        32,341,596        76,842,481        65,571,811
                                                               ==============    ==============   ===============   ===============
      Net asset value, offering price and redemption
        price per share:                                       $         1.00    $        12.91   $         13.67   $         18.29
                                                               ==============    ==============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

MML SERIES INVESTMENT FUND -- FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                    MML               MML
                                                                   MONEY            MANAGED             MML                MML
                                                                   MARKET            BOND              BLEND             EQUITY
                                                                    FUND             FUND              FUND               FUND
                                                               --------------    --------------    --------------    --------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $0, $0,
         $0, and $148,893)                                     $            -    $       32,812    $    5,766,413    $   11,373,924
      Interest (including securities lending income of $0,
         $14,198, $22,040, and $29,576, respectively)               1,139,550        10,575,456         9,238,824            83,575
                                                               --------------    --------------    --------------    --------------
             Total investment income                                1,139,550        10,608,268        15,005,237        11,457,499
                                                               --------------    --------------    --------------    --------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                             432,252           915,570         2,003,396         2,192,496
      Custody fees                                                      8,927                 -            55,259            58,781
      Audit and legal fees                                             12,091             9,547            20,893            21,926
      Shareholder reporting fees                                          788                 -             4,326             4,741
      Directors' fees (NOTE 3)                                          5,425            11,222            29,430            32,888
      Trustee reporting                                                 4,356                 -             4,356             4,356
                                                               --------------    --------------    --------------    --------------
        Total expenses                                                463,839           936,339         2,117,660         2,315,188
                                                               --------------    --------------    --------------    --------------
             NET INVESTMENT INCOME                                    675,711         9,671,929        12,887,577         9,142,311
                                                               --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
         Investment transactions                                        6,776         2,417,086       (23,848,297)      (91,960,515)
         Closed futures contracts                                           -                 -           778,066                 -
                                                               --------------    --------------    --------------    --------------
             Net realized gain (loss)                                   6,776         2,417,086       (23,070,231)      (91,960,515)
                                                               --------------    --------------    --------------    --------------
      Net change in unrealized appreciation
        (depreciation) on investments                                       -         7,178,706        94,789,748       193,988,449
                                                               --------------    --------------    --------------    --------------
             NET REALIZED AND UNREALIZED GAIN                           6,776         9,595,792        71,719,517       102,027,934
                                                               --------------    --------------    --------------    --------------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                        $      682,487    $   19,267,721    $   84,607,094    $  111,170,245
                                                               ==============    ==============    ==============    ==============

    The accompanying notes are an integral part of the financial statements.

MML SERIES INVESTMENT FUND -- FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
                                                               --------------------------------------------------------------------
                                                                    MML               MML
                                                                   MONEY            MANAGED            MML                MML
                                                                   MARKET            BOND             BLEND              EQUITY
                                                                    FUND             FUND             FUND                FUND
                                                               --------------    --------------   ---------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                     $      675,711    $    9,671,929   $    12,887,577    $    9,142,311
     Net realized gain (loss) on
       investment transactions
       and futures contracts                                            6,776         2,417,086       (23,070,231)      (91,960,515)
     Net change in unrealized
       appreciation (depreciation)
       on investments and futures
       contracts                                                            -         7,178,706        94,789,748       193,988,449
                                                               --------------    --------------   ---------------    --------------
         NET INCREASE (DECREASE) IN
           NET ASSETS RESULTING FROM
           OPERATIONS                                                 682,487        19,267,721        84,607,094       111,170,245
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTE 2):
     From net investment income                                      (675,711)       (5,372,815)       (7,012,733)                -
     From net realized gains                                                -                 -                 -                 -
NET FUND SHARE TRANSACTIONS
  (NOTE 5)                                                        (27,604,565)       17,472,834       (75,523,365)      (66,884,598)
                                                               --------------    --------------   ---------------    --------------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                                            (27,597,789)       31,367,740         2,070,996        44,285,647
NET ASSETS:
     Beginning of period                                          192,251,953       386,227,290     1,048,440,713     1,155,239,627
                                                               --------------    --------------   ---------------    --------------
     End of period                                             $  164,654,164    $  417,595,030   $ 1,050,511,709    $1,199,525,274
                                                               ==============    ==============   ===============    ==============
     Undistributed net investment
       income (distributions in excess
       of net investment
       income) included in net
       assets at end of the period                             $       23,871    $    3,409,017   $     5,866,007    $    9,214,714
                                                               ==============    ==============   ===============    ==============

                                                                                     YEAR ENDED DECEMBER 31, 2002
                                                               --------------------------------------------------------------------
                                                                    MML                MML
                                                                   MONEY            MANAGED             MML               MML
                                                                   MARKET             BOND             BLEND             EQUITY
                                                                    FUND              FUND             FUND               FUND
                                                               --------------    --------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                     $    2,524,071    $   18,503,138   $    34,519,056   $    18,533,759
     Net realized gain (loss) on
       investment transactions
       and futures contracts                                           27,832          (805,419)     (101,474,131)     (206,958,175)
     Net change in unrealized
       appreciation (depreciation)
       on investments and futures
       contracts                                                            -        10,079,576       (89,670,562)     (121,104,698)
                                                               --------------    --------------   ---------------   ---------------
         NET INCREASE (DECREASE) IN
           NET ASSETS RESULTING FROM
           OPERATIONS                                               2,551,903        27,777,295      (156,625,637)     (309,529,114)

DISTRIBUTIONS TO SHAREHOLDERS
  (NOTE 2):
     From net investment income                                    (2,524,071)      (19,436,802)      (35,476,768)      (18,498,334)
     From net realized gains                                                -        (1,952,654)                -       (19,274,161)
NET FUND SHARE TRANSACTIONS
  (NOTE 5)                                                        (11,467,228)       86,730,303      (210,580,090)     (165,123,797)
                                                               --------------    --------------   ---------------   ---------------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                                            (11,439,396)       93,118,142      (402,682,495)     (512,425,406)
NET ASSETS:
     Beginning of period                                          203,691,349       293,109,148     1,451,123,208     1,667,665,033
                                                               --------------    --------------   ---------------   ---------------
     End of period                                             $  192,251,953    $  386,227,290   $ 1,048,440,713   $ 1,155,239,627
                                                               ==============    ==============   ===============   ===============
     Undistributed net investment
       income (distributions in excess
       of net investment
       income) included in net
       assets at end of the period                             $       23,871    $     (890,097)  $        (8,837)  $        72,403
                                                               ==============    ==============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS ENDED
                                                    6/30/03        YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                  (UNAUDITED)       12/31/02     12/31/01      12/31/00      12/31/99      12/31/98
                                                ----------------   ---------    ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD               $    1.00       $    1.00    $    1.00     $    1.00     $    1.00     $    1.00
                                                   ---------       ---------    ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.00+           0.01         0.04          0.06          0.05          0.05
   Net realized and unrealized gain
     (loss) on investments                             (0.00)+          0.00+       (0.00)+           -             -             -
                                                   ---------       ---------    ---------     ---------     ---------     ---------
         Total income (loss) from investment
           operations                                  (0.00)           0.01         0.04          0.06          0.05          0.05
                                                   ---------       ---------    ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          (0.00)++        (0.01)       (0.04)        (0.06)        (0.05)        (0.05)
                                                   ---------       ---------    ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                     $    1.00       $    1.00    $    1.00     $    1.00     $    1.00     $    1.00
                                                   =========       =========    =========     =========     =========     =========
TOTAL RETURN@                                           0.37%**         1.29%        3.66%         6.03%         4.78%         5.16%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $ 164,654       $ 192,252    $ 203,691     $ 182,008     $ 200,570     $ 178,434
   Net expenses to average daily net assets             0.51%*          0.52%        0.50%         0.51%         0.50%         0.49%
   Net investment income to average daily net
     assets                                             0.75%*          1.27%        3.67%         5.86%         4.68%         5.05%

   *  ANNUALIZED.
   ** PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
   + NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ARE LESS THAN $0.01 PER SHARE.
   ++ DISTRIBUTIONS FROM NET INVESTMENT INCOME ARE LESS THAN $0.01 PER SHARE.
   @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS ENDED
                                                     6/30/03       YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                   (UNAUDITED)      12/31/02     12/31/01+     12/31/00      12/31/99      12/31/98
                                                ----------------   ---------    ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD               $   12.49       $   12.27    $   12.19     $   11.61     $   12.60     $   12.41
                                                   ---------       ---------    ---------     ---------     ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.29            0.67         0.74          0.77***       0.75          0.76
   Net realized and unrealized gain
     (loss) on investments                              0.29            0.33         0.20          0.50         (0.98)         0.24
                                                   ---------       ---------    ---------     ---------     ---------     ---------
         Total income (loss) from investment
            operations                                  0.58            1.00         0.94          1.27         (0.23)         1.00
                                                   ---------       ---------    ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          (0.16)          (0.70)       (0.86)        (0.69)        (0.76)        (0.75)
   From net realized gains                                 -           (0.08)           -             -             -         (0.06)
                                                   ---------       ---------    ---------     ---------     ---------     ---------
         Total distributions                           (0.16)          (0.78)       (0.86)        (0.69)        (0.76)        (0.81)
                                                   ---------       ---------    ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                     $   12.91       $   12.49    $   12.27     $   12.19     $   11.61     $   12.60
                                                   =========       =========    =========     =========     =========     =========
TOTAL RETURN@                                           4.76%**         8.40%        7.89%        11.19%        (1.83)%        8.14%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $ 417,595       $ 386,227    $ 293,109     $ 232,431     $ 239,910     $ 254,109
   Net expenses to average daily net assets             0.46%*          0.47%        0.48%         0.49%         0.50%         0.48%
   Net investment income to average daily net
     assets                                             4.74%*          5.51%        5.98%         6.54%         6.19%         6.07%
   Portfolio turnover rate                                35%**           41%          53%           20%           41%           41%

   *   ANNUALIZED.
   **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
   *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
   @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
   + THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS ENDED
                                                   6/30/03       YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 (UNAUDITED)      12/31/02     12/31/01+     12/31/00      12/31/99      12/31/98
                                               ---------------- -----------   -----------   ----------    -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     12.67     $     14.76   $     19.51   $    23.51    $     25.08   $     24.08
                                                -----------     -----------   -----------   ----------    -----------   -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.17            0.39          0.47         0.76***        0.84          0.42
   Net realized and unrealized gain
     (loss) on investments                             0.92           (2.08)        (1.69)       (0.73)         (1.13)         2.36
                                                -----------     -----------   -----------   ----------    -----------   -----------
        Total income (loss) from investment
          operations                                   1.09           (1.69)        (1.22)        0.03          (0.29)         2.78
                                                -----------     -----------   -----------   ----------    -----------   -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                         (0.09)          (0.40)        (0.56)       (0.70)         (0.84)        (0.42)
   From net realized gains                               -                -         (2.97)       (3.33)         (0.44)        (1.36)
                                                -----------     -----------   -----------   ----------    -----------   -----------
        Total distributions                           (0.09)          (0.40)        (3.53)       (4.03)         (1.28)        (1.78)
                                                -----------     -----------   -----------   ----------    -----------   -----------
NET ASSET VALUE, END OF PERIOD                  $     13.67     $     12.67   $     14.76   $    19.51    $     23.51   $     25.08
                                                ===========     ===========   ===========   ==========    ===========   ===========
TOTAL RETURN@                                          8.64%**       (11.53)%       (5.75)%       0.02%         (1.24)%       13.56%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $ 1,050,512     $ 1,048,441   $ 1,451,123   $1,836,095    $ 2,636,321   $ 2,814,689
   Net expenses to average daily net assets            0.42%*          0.42%         0.40%        0.39%          0.38%         0.37%
   Net investment income to average daily net
    assets                                             2.53%*          2.80%         2.85%        3.30%          3.34%         3.43%
   Portfolio turnover rate                               35%**           90%           87%         103%            21%           29%

   *   ANNUALIZED.
   **  PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
   *** PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
   @   TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES
       NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
   + THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNTS ON DEBT SECUTITIES. THE EFFECT OF THIS CHARGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS ENDED
                                                  6/30/03       YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                 (UNAUDITED)    12/31/02      12/31/01      12/31/00       12/31/99     12/31/98
                                              ---------------- -----------   -----------   -----------    -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     16.60    $    21.28    $     34.30   $     36.56    $     39.20  $     35.44
                                                -----------    -----------   -----------   -----------    -----------  -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.14           0.27          0.35          0.53***        0.71         0.72
   Net realized and unrealized gain
     (loss) on investments                             1.55          (4.41)        (5.23)         0.53          (2.21)        5.02
                                                -----------    -----------   -----------   -----------    -----------  -----------
        Total income (loss) from investment
          operations                                   1.69          (4.14)        (4.88)         1.06          (1.50)        5.74
                                                -----------    -----------   -----------   -----------    -----------  -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             -          (0.27)        (0.62)        (0.30)         (0.71)       (0.72)
   From net realized gains                                -          (0.27)        (7.52)        (3.02)         (0.43)       (1.26)
                                                -----------    -----------   -----------   -----------    -----------  -----------
        Total distributions                               -          (0.54)        (8.14)        (3.32)         (1.14)       (1.98)
                                                -----------    -----------   -----------   -----------    -----------  -----------
NET ASSET VALUE, END OF PERIOD                  $     18.29    $     16.60   $     21.28   $     34.30    $     36.56  $     39.20
                                                ===========    ===========   ===========   ===========    ===========  ===========
TOTAL RETURN@                                         10.22%**      (19.55%)      (14.72)%       2.86%         (3.82%)       16.20%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $ 1,199,525    $ 1,155,240   $ 1,667,665   $ 2,180,741    $ 2,748,155  $ 2,938,107
   Net expenses to average daily net assets            0.41%*         0.42%         0.40%         0.40%          0.37%        0.37%
   Net investment income to average daily net
    assets                                             1.62%*         1.33%         1.22%         1.47%          1.78%        1.95%
   Portfolio turnover rate                               51%**          67%          101%           69%            16%          14%

   *   ANNUALIZED
   **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
   *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
   @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                      PRINCIPAL       MARKET
                                                       AMOUNT          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS -- 100.1%

COMMERCIAL PAPER -- 37.1%
Anheuser-Busch
 Companies, Inc.
 1.000% 07/03/2003                                   $  4,000,000   $  3,999,778
CIT Group, Inc.
 1.260% 07/08/2003                                      1,985,000      1,984,514
The Clorox Co.
 1.010% 08/05/2003                                        380,000        379,627
The Coca-Cola Co.
 1.190% 07/16/2003                                      2,200,000      2,198,909
Dow Jones & Co., Inc.
 1.150% 11/07/2003                                      2,650,000      2,639,080
Dow Jones & Co., Inc.
 1.210% 08/13/2003                                      1,890,000      1,887,269
Emerson Electric Co.
 1.060% 07/15/2003                                      4,000,000      3,998,351
Gannett Co., Inc.
 0.960% 07/02/2003                                      3,485,000      3,484,907
The Goldman Sachs
 Group, Inc.
 1.200% 08/18/2003                                      4,700,000      4,692,480
Household Finance Corp.
 1.030% 09/03/2003                                      4,100,000      4,092,492
Johnson & Johnson
 1.190% 08/04/2003                                      3,955,000      3,950,555
The McGraw-Hill
 Companies, Inc.
 0.910% 08/22/2003                                        925,000        923,784
Minnesota Mining &
 Manufacturing Co.
 1.180% 08/08/2003                                      4,300,000      4,294,644
Nestle Capital Corp.
 1.030% 08/05/2003                                      1,525,000      1,523,473
Nestle Capital Corp.
 1.170% 07/23/2003                                      2,610,000      2,608,134
PACCAR Financial Corp.
 1.220% 07/28/2003                                      3,995,000      3,991,345
Pfizer, Inc.
 0.950% 08/01/2003                                      4,060,000      4,056,679
The Procter & Gamble Co.
 1.000% 07/30/2003                                      3,870,000      3,866,882
Rockwell Collins, Inc.
 1.120% 07/11/2003                                      2,185,000      2,184,320
Toyota Motor Credit Corp.
 1.190% 07/18/2003                                      4,300,000      4,297,584
                                                                    ------------
                                                                      61,054,807
                                                                    ------------
DISCOUNT NOTES -- 19.9%
Federal Farm Credit Bank
 1.170% 10/15/2003                                      3,455,000      3,443,098
Federal Home Loan Bank
 0.880% 12/19/2003                                   $  4,190,000   $  4,172,486
Federal Home Loan Bank
 0.900% 12/05/2003                                      4,190,000      4,173,554
Federal Home Loan Bank
 1.120% 01/22/2004                                      1,430,000      1,420,880
Federal Home Loan Bank
 1.140% 08/29/2003                                      3,010,000      3,004,376
Federal Home Loan Bank
 1.150% 07/07/2003                                      1,550,000      1,549,703
Federal Home Loan Bank
 1.150% 08/27/2003                                      4,140,000      4,132,462
Federal Home Loan Bank
 1.210% 10/22/2003                                      1,865,000      1,857,916
Federal Home Loan Bank
 1.220% 08/06/2003                                      3,660,000      3,655,534
Federal Home Loan Bank
 1.220% 08/22/2003                                      1,350,000      1,347,621
Federal Home Loan
 Mortgage Corp.
 1.130% 01/15/2004                                      1,190,000      1,182,604
Federal Home Loan
 Mortgage Corp.
 1.160% 07/01/2003                                      2,795,000      2,795,000
                                                                    ------------
                                                                      32,735,234
                                                                    ------------
U.S. TREASURY BILLS -- 43.1%
U.S. Treasury Bill
 0.770% 09/18/2003                                      3,500,000      3,494,086
U.S. Treasury Bill
 0.790% 11/06/2003                                      3,125,000      3,116,222
U.S. Treasury Bill
 0.880% 09/11/2003                                      3,100,000      3,094,544
U.S. Treasury Bill
 0.930% 08/14/2003                                     10,730,000     10,717,804
U.S. Treasury Bill
 0.955% 08/28/2003                                      3,850,000      3,844,076
U.S. Treasury Bill
 0.985% 10/09/2003                                      2,775,000      2,767,407
U.S. Treasury Bill
 1.000% 10/30/2003                                      4,035,000      4,021,438
U.S. Treasury Bill
 1.055% 07/24/2003                                      3,935,000      3,932,348
U.S. Treasury Bill
 1.075% 08/21/2003                                      3,950,000      3,943,984
U.S. Treasury Bill
 1.100% 09/11/2003                                        855,000        853,120
U.S. Treasury Bill
 1.130% 09/04/2003                                      3,870,000      3,862,104
U.S. Treasury Bill
 1.135% 08/07/2003                                     13,395,000     13,379,374
U.S. Treasury Bill
 1.150% 07/31/2003                                   $  3,235,000   $  3,231,900
U.S. Treasury Bill
 1.170% 09/25/2003                                      4,775,000      4,761,654
U.S. Treasury Bill
 1.180% 07/17/2003                                      3,245,000      3,243,298
U.S. Treasury Bill
 1.195% 07/10/2003                                      2,775,000      2,774,170
                                                                    ------------
                                                                      71,037,529
                                                                    ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                                 164,827,570
                                                                    ------------

TOTAL INVESTMENTS -- 100.1%

OTHER ASSETS/
(LIABILITIES) -- (0.1%)                                                 (173,406)
                                                                    ------------

NET ASSETS -- 100.0%                                                $164,654,164
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *  Aggregate cost for Federal tax purposes. (NOTE 7).

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                       NUMBER OF      MARKET
                                                        SHARES         VALUE
                                                     ------------   ------------
EQUITIES -- 0.3%

AUTOMOTIVE & PARTS
General Motors Corp.
  Series B Convertible
  Preferred                                                50,000   $  1,120,000
                                                                    ------------
TOTAL EQUITIES
(COST $1,250,000)                                                      1,120,000
                                                                    ============

                                                      PRINCIPAL
                                                        AMOUNT
                                                     ------------
BONDS & NOTES -- 95.6%

ASSET BACKED SECURITIES -- 3.6%
America West Airlines,
 Inc. Series 1996-1,
 Class A
 6.850% 07/02/2009                                   $  1,442,213      1,248,596
Capital Auto Receivables
 Asset Trust Series
 2003-1, Class A2A
 2.270% 01/17/2006                                      1,375,000      1,392,402
Conseco Finance
 Securitizations Corp.
 Series 2001-1, Class A4
 6.210% 07/01/2032                                        925,000        947,806
Delta Funding Home
 Equity Loan Trust
 Series 1999-2,
 Class A5F
 7.070% 11/15/2027                                        280,077        286,729
Ford Credit Auto Owner
 Trust Series 2003-A,
 Class A3A
 2.200% 07/17/2006                                      1,475,000      1,492,516
Metlife Capital Equipment
 Loan Trust
 Series 1997-A, Class A
 6.850% 05/20/2008                                        213,534        219,005
MMCA Automobile Trust
 Series 2002-3, Class A3
 2.970% 03/15/2007                                      1,875,000      1,877,051
National City Auto
 Receivables Trust
 Series 2002-A, Class A4
 4.830% 08/15/2009                                      3,000,000      3,187,500
New Century Home
 Equity Loan Trust
 Series 1997-NC5,
 Class A6
 6.700% 10/25/2028                                        592,004        610,597

                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                     ------------   ------------
Oakwood Mortgage
 Investors, Inc. Series
 2001-C, Class A2
 5.920% 09/15/2017                                   $    716,816   $    659,470
Option One Mortgage
 Securities Corp. Trust
 Series 2002-2A,
 Class CFTS+
 8.830% 06/26/2032                                        116,987        116,951
Railcar Trust Series
 1992-1, Class A
 7.750% 06/01/2004                                        286,280        295,629
Travelers Funding
 Limited Series 1A,
 Class A1+
 6.300% 02/18/2014                                      1,333,848      1,333,848
Vanderbilt Mortgage and
 Finance, Inc. Series
 2002-C, Class A2
 4.230% 02/07/2015                                      1,475,000      1,521,094
                                                                    ------------
TOTAL ASSET BACKED
SECURITIES
(COST $15,289,689)                                                    15,189,194
                                                                    ============
CORPORATE DEBT -- 45.1%
Albertson's, Inc.
 7.750% 06/15/2026                                      1,000,000      1,173,311
Alcan Aluminum Limited
 6.250% 11/01/2008                                        800,000        922,323
Amerada Hess Corp.
 7.125% 03/15/2033                                        900,000      1,024,368
American General
 Finance Corp.
 5.875% 07/14/2006                                      1,000,000      1,103,423
AOL Time Warner, Inc.
 7.700% 05/01/2032                                        525,000        612,902
Apache Corp.
 6.250% 04/15/2012                                      1,020,000      1,187,673
Aramark Services, Inc.
 8.150% 05/01/2005                                      1,200,000      1,314,660
Arrow Electronics, Inc.
 8.700% 10/01/2005                                        660,000        719,997
AT&T Corp.
 8.500% 11/15/2031                                        350,000        396,861
AT&T Wireless
 Services, Inc.
 7.500% 05/01/2007                                        400,000        461,087
Avery-Dennison Corp.
 6.000% 01/15/2033                                        425,000        452,607
Avery-Dennison Corp.
 6.760% 04/15/2005                                      1,200,000      1,302,331
Avnet, Inc.
 8.000% 11/15/2006                                   $    205,000   $    218,325
Bank of America Corp.
 5.250% 02/01/2007                                        500,000        549,393
Bank of America Corp.
 7.400% 01/15/2011                                      1,500,000      1,842,918
Barrick Gold Corp.
 7.500% 05/01/2007                                      2,000,000      2,341,332
Bear Stearns
 Companies, Inc.
 3.000% 03/30/2006                                      1,235,000      1,266,926
BHP Finance (USA)
 Limited
 6.420% 03/01/2026                                      2,000,000      2,234,574
Boeing Capital Corp.
 7.100% 09/27/2005                                        555,000        612,172
Bombardier
 Capital, Inc.+
 7.500% 08/15/2004                                      1,000,000      1,032,500
Boston Scientific Corp.
 6.625% 03/15/2005                                      1,000,000      1,076,274
Brascan Corp.
 7.375% 03/01/2033                                      1,000,000      1,097,810
Brascan Corp.
 8.125% 12/15/2008                                        600,000        711,293
British Telecom PLC
 8.875% 12/15/2030                                      1,200,000      1,637,479
Capital One Bank
 4.875% 05/15/2008                                        465,000        474,536
Capitol Records, Inc.+
 8.375% 08/15/2009                                      2,000,000      2,008,498
Cargill, Inc.+
 4.375% 06/01/2013                                      1,500,000      1,495,720
CarrAmerica Realty Corp.
 6.625% 03/01/2005                                        450,000        480,625
Cendant Corp.
 6.875% 08/15/2006                                        700,000        782,983
Cendant Corp.
 7.375% 01/15/2013                                        900,000      1,059,753
Champion
 International Corp.
 6.400% 02/15/2026                                      1,500,000      1,640,832
Chevron Phillips
 Chemical Co. LLC
 5.375% 06/15/2007                                        750,000        808,991
Cinergy Corp.
 6.250% 09/01/2004                                      1,000,000      1,049,974
Cingular Wireless
 5.625% 12/15/2006                                        200,000        219,224
CIT Group, Inc.
 4.125% 02/21/2006                                      1,400,000      1,449,027

    The accompanying notes are an integral part of the financial statements.

                                                       PRINCIPAL       MARKET
                                                        AMOUNT          VALUE
                                                     ------------   ------------
CIT Group, Inc.
 7.375% 04/02/2007                                   $    600,000   $    685,062
Citigroup, Inc.
 4.875% 05/07/2015                                        800,000        822,762
Clear Channel
 Communications, Inc.
 6.875% 06/15/2018                                        500,000        578,900
Clear Channel
 Communications, Inc.
 7.875% 06/15/2005                                      1,000,000      1,100,530
CNF, Inc.
 8.875% 05/01/2010                                        600,000        663,595
The Coca-Cola Co.
 4.000% 06/01/2005                                      2,500,000      2,616,290
Colonial Pipeline Co.+
 7.630% 04/15/2032                                        500,000        652,986
Comcast Cable
 Communications, Inc.
 8.375% 05/01/2007                                      1,250,000      1,475,036
Comcast Corp.
 6.500% 01/15/2015                                        500,000        562,317
ConAgra Foods, Inc.
 7.000% 10/01/2028                                      1,250,000      1,465,942
Conoco, Inc.
 6.350% 04/15/2009                                        500,000        584,417
Conoco, Inc.
 6.950% 04/15/2029                                      1,000,000      1,203,155
Consolidated Natural
 Gas Co. Series C
 6.250% 11/01/2011                                        650,000        746,376
Continental Airlines,
 Inc. Series 1996-2B
 8.560% 07/02/2014                                        718,145        435,541
Cooper Industries
 Limited
 5.250% 07/01/2007                                      1,500,000      1,624,980
Countrywide Home
 Loans, Inc.
 3.500% 12/19/2005                                        750,000        774,099
Countrywide Home
 Loans, Inc.
 5.500% 02/01/2007                                        800,000        875,850
Cox Communications, Inc.
 7.750% 11/01/2010                                      1,395,000      1,706,371
Cox Enterprises, Inc.+
 4.375% 05/01/2008                                      1,250,000      1,299,811
CSX Corp.
 7.250% 05/01/2027                                      2,000,000      2,380,706
DaimlerChrysler NA
 Holding Corp.
 4.050% 06/04/2008                                        500,000        495,157
DaimlerChrysler NA
 Holding Corp.
 6.900% 09/01/2004                                      1,280,000      1,341,670
DaimlerChrysler NA
 Holding Corp.
 7.300% 01/15/2012                                   $    970,000   $  1,093,957
Dominion
 Resources, Inc.
 5.700% 09/17/2012                                        650,000        713,349
Dominion
 Resources, Inc.
 7.820% 09/15/2004                                      1,000,000      1,071,904
Donnelley (R.R.) &
 Sons Co.
 6.625% 04/15/2029                                      1,000,000      1,085,521
Dover Corp.
 6.250% 06/01/2008                                        750,000        863,843
DPL, Inc.
 8.250% 03/01/2007                                      1,000,000      1,134,030
Duke Energy Field
 Services Corp.
 7.875% 08/16/2010                                        800,000        962,861
Ecolab, Inc.
 6.875% 02/01/2011                                      1,100,000      1,291,635
Electronic Data
 Systems Corp.+
 6.000% 08/01/2013                                        750,000        731,175
Electronic Data
 Systems Corp.
 7.125% 10/15/2009                                        650,000        698,750
Emerald Investment
 Grade CBO Limited+
 1.967% 05/24/2011                                        994,784        932,610
Enbridge Energy
 Partners LP+
 4.750% 06/01/2013                                        500,000        500,764
Enterprise Products
 Operating LP
 7.500% 02/01/2011                                      1,175,000      1,408,404
Equifax, Inc.
 4.950% 11/01/2007                                        500,000        529,402
ERAC USA Finance Co.+
 6.750% 05/15/2007                                      2,000,000      2,239,616
FBG Finance Limited+
 7.875% 06/01/2016                                      1,250,000      1,626,545
First Industrial LP
 7.000% 12/01/2006                                      1,000,000      1,123,663
FirstEnergy Corp.
 Series A
 5.500% 11/15/2006                                        325,000        348,396
Fiserv, Inc.+
 4.000% 04/15/2008                                        650,000        669,372
Ford Motor Co.
 6.375% 02/01/2029                                        910,000        735,777
Ford Motor Co.
 7.450% 07/16/2031                                      1,296,000      1,187,220
Ford Motor Credit Co.
 5.750% 02/23/2004                                   $  2,725,000   $  2,781,882
Ford Motor Credit Co.
 7.375% 10/28/2009                                      1,000,000      1,048,312
France Telecom SA
 10.000% 03/01/2031                                       380,000        525,819
Franklin Resources, Inc.
 3.700% 04/15/2008                                        500,000        511,662
General American
Transportation Corp.
 6.750% 03/01/2006                                      1,510,000      1,498,880
General Electric
 Capital Corp.
 5.875% 02/15/2012                                      1,250,000      1,398,260
General Electric Co.
 5.000% 02/01/2013                                      1,650,000      1,742,824
General Mills, Inc.
 8.900% 06/15/2006                                      1,000,000      1,181,948
General Motors
 Acceptance Corp.
 6.125% 09/15/2006                                      1,000,000      1,052,803
General Motors Corp.
 7.200% 01/15/2011                                      1,600,000      1,612,682
General Motors Corp.
 8.375% 07/15/2033                                        730,000        716,999
Goldman Sachs
 Group, Inc.
 4.125% 01/15/2008                                        800,000        840,682
Goodrich (B.F.) Co.
 7.500% 04/15/2008                                        900,000      1,014,124
The Goodyear Tire &
 Rubber Co.
 8.500% 03/15/2007                                      1,000,000        845,000
Hershey Foods Corp.
 7.200% 08/15/2027                                      1,250,000      1,547,375
Household Finance Corp.
 6.375% 10/15/2011                                        500,000        568,531
Household Finance Corp.
 6.375% 11/27/2012                                        450,000        512,607
Humana, Inc.
 7.250% 08/01/2006                                        995,000      1,104,759
ICI Wilmington, Inc.
 7.050% 09/15/2007                                        550,000        619,428
Idex Corp.
 6.875% 02/15/2008                                        775,000        831,883
Imcera Group, Inc.
 6.000% 10/15/2003                                      2,000,000      2,002,500
International Game
 Technology
 8.375% 05/15/2009                                        675,000        828,094
Interpool, Inc.
 7.350% 08/01/2007                                        500,000        493,750
Jefferies Group, Inc.
 7.500% 08/15/2007                                        300,000        335,308

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL             MARKET
                                                                                  AMOUNT               VALUE
                                                                              ----------------   -------------------
Jefferies Group, Inc.
  7.750% 03/15/2012                                                           $        500,000   $          583,685
Jet Equipment
  Trust Series 1995-A+
  8.235% 11/01/2012                                                                  1,558,063              545,322
Kern River
  Funding Corp.+
  4.893% 04/30/2018                                                                  1,100,000            1,131,790
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                                                  1,105,000            1,274,957
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                                                  1,100,000            1,307,145
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                                                  1,100,000            1,198,923
Kreditanstalt fuer
  Wiederaufbau
  3.375% 01/23/2008                                                                  1,000,000            1,032,400
The Kroger Co.
  7.000% 05/01/2018                                                                    500,000              581,984
Lasmo (USA), Inc.
  6.750% 12/15/2007                                                                  2,000,000            2,335,174
Leucadia National Corp.
  7.750% 08/15/2013                                                                  2,000,000            2,142,500
Liberty Media Corp.
  8.250% 02/01/2030                                                                  1,000,000            1,154,228
Lockheed Martin Corp.
  8.500% 12/01/2029                                                                    925,000            1,257,254
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                                                  1,250,000            1,428,846
Marsh & McLennan
  Companies, Inc.
  6.250% 03/15/2012                                                                    500,000              569,943
Marsh & McLennan
  Companies, Inc.
  7.125% 06/15/2009                                                                    750,000              899,682
Masco Corp.
  6.750% 03/15/2006                                                                  1,230,000            1,370,133
Meritor Automotive, Inc.
  6.800% 02/15/2009                                                                  1,000,000            1,043,750
Merrill Lynch & Co., Inc.
  Series MTNB
  2.470% 03/10/2006                                                                  1,500,000            1,513,949
MGM Grand, Inc.
  6.950% 02/01/2005                                                                    750,000              782,813
MidAmerican Energy
  Holdings Co.+
  3.500% 05/15/2008                                                                  1,300,000            1,306,993
Millipore Corp.
  7.500% 04/01/2007                                                                  1,000,000            1,060,000
Mobil Corp.
  8.625% 08/15/2021                                                           $      1,000,000   $        1,392,628
Mohawk Industries, Inc.
  Series D
  7.200% 04/15/2012                                                                    500,000              585,912
Morgan Stanley Dean
  Witter & Co.
  5.625% 01/20/2004                                                                  1,300,000            1,318,687
Motorola, Inc.
  6.750% 02/01/2006                                                                    500,000              545,000
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                                                  1,350,000            1,741,061
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                                                    450,000              458,534
News America
  Holdings, Inc.
  9.250% 02/01/2013                                                                  2,000,000            2,670,722
Norfolk Southern Corp.
  7.050% 05/01/2037                                                                  1,000,000            1,164,731
Nortel Networks Limited
  6.125% 02/15/2006                                                                    380,000              368,600
Nucor Corp.
  4.875% 10/01/2012                                                                    800,000              829,786
Nucor Corp.+
  6.000% 01/01/2009                                                                    200,000              222,185
Oak Hill Securities
  Fund II+
  8.920% 10/15/2006                                                                    700,000              760,520
Park Place
  Entertainment Corp.
  8.500% 11/15/2006                                                                  1,000,000            1,105,000
Pepsi Bottling
  Holdings, Inc.+
  5.625% 02/17/2009                                                                    700,000              785,075
Progress Energy, Inc.
  6.550% 03/01/2004                                                                    775,000              799,526
ProLogis Trust
  7.000% 10/01/2003                                                                    250,000              253,710
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                                                    500,000              390,000
Qwest Corp.+
  8.875% 03/15/2012                                                                    550,000              614,625
Raytheon Co.
  6.750% 08/15/2007                                                                    500,000              565,971
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                                                  1,235,000            1,337,720
Republic Services, Inc.
  7.125% 05/15/2009                                                                  1,000,000            1,180,018
Ryder System, Inc.
  6.600% 11/15/2005                                                                    750,000              814,390
Scholastic Corp.
  7.000% 12/15/2003                                                           $      1,500,000   $        1,537,047
Sealed Air Corp.+
  5.625% 07/15/2013                                                                    400,000              403,496
Simon Property
  Group LP
  7.375% 01/20/2006                                                                  1,000,000            1,123,236
Sonoco Products Co.
  6.500% 11/15/2013                                                                  1,500,000            1,755,770
Sony Capital Corp.+
  4.950% 11/01/2006                                                                  1,500,000            1,623,498
Southern Natural Gas Co.
  7.350% 02/15/2031                                                                    515,000              524,013
Sprint Capital Corp.
  6.900% 05/01/2019                                                                    750,000              785,586
Sprint Capital Corp.
  8.375% 03/15/2012                                                                    600,000              718,390
SuperValu, Inc.
  7.500% 05/15/2012                                                                    400,000              456,073
SuperValu, Inc.
  7.875% 08/01/2009                                                                  1,500,000            1,748,842
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                                                    600,000              672,006
Tenet Healthcare Corp.
  6.375% 12/01/2011                                                                    950,000              893,000
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                                                  1,205,000            1,237,830
Thomas & Betts Corp.
  8.250% 01/15/2004                                                                  1,500,000            1,545,000
The Thomson Corp.
  6.200% 01/05/2012                                                                    650,000              744,174
TIAA Global Markets+
  3.875% 01/22/2008                                                                  2,000,000            2,099,298
Time Warner
  Companies, Inc.
  7.570% 02/01/2024                                                                    500,000              565,930
Times Mirror Co.
  7.450% 10/15/2009                                                                  1,300,000            1,598,531
Toro Co.
  7.800% 06/15/2027                                                                    850,000              934,724
Tyco International
  Group SA
  6.375% 02/15/2006                                                                  1,100,000            1,146,750
Tyco International
  Group SA
  6.375% 10/15/2011                                                                    275,000              290,125
Tyson Foods, Inc.
  8.250% 10/01/2011                                                                    200,000              236,804
Union Tank Car Co.
  6.790% 05/01/2010                                                                  2,000,000            2,310,358

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL             MARKET
                                                                                  AMOUNT               VALUE
                                                                              ----------------   ------------------
United Air Lines, Inc.
  Series 91B++
  10.110% 02/19/2006                                                          $        280,959   $           28,096
US Airways, Inc.
  Class B*++
  7.500% 04/15/2008                                                                    869,681               17,394
Verizon Global
  Funding Corp.
  7.375% 09/01/2012                                                                  1,650,000            2,012,513
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                                                    850,000            1,076,505
Vodafone Group PLC
  5.375% 01/30/2015                                                                  1,000,000            1,067,990
Vulcan Materials Co.
  6.000% 04/01/2009                                                                    800,000              904,155
Wells Fargo & Co.
  5.125% 02/15/2007                                                                  1,400,000            1,531,566
Weyerhaeuser Co.
  5.500% 03/15/2005                                                                  1,100,000            1,163,714
Weyerhaeuser Co.
  5.950% 11/01/2008                                                                  1,000,000            1,118,840
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                                                    950,000            1,021,250
WorldCom, Inc.*++
  6.500% 05/15/2004                                                                  1,560,000              460,200
WorldCom, Inc.*++
  8.250% 05/15/2031                                                                    425,000              125,375
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                                                  1,100,000            1,161,501
                                                                                                 ------------------

TOTAL CORPORATE DEBT
  (COST $176,754,249)                                                                                   188,484,613
                                                                                                 ------------------

MUNICIPAL OBLIGATIONS -- 0.5%

GENERAL OBLIGATIONS
Illinois State
  Taxable Pension
  5.100% 06/01/2033                                                                  2,100,000            2,065,077
                                                                                                 ------------------

TOTAL MUNICIPAL OBLIGATIONS
(COST $2,100,000)                                                                                         2,065,077
                                                                                                 ------------------

NON-U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 3.6%
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                                                  1,334,679            1,453,702
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2,
  Class A1
  5.960% 11/11/2030                                                                    627,554              676,762
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A+
  8.000% 08/27/2032                                                           $        274,452   $          268,963
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A,
  Class A1
  5.033% 12/10/2035                                                                    833,627              885,545
GMAC Mortgage Corp.
  Loan Trust
  Series 2001-J5,
  Class A7
  6.750% 11/25/2031                                                                  1,500,000            1,529,360
GSR Mortgage Loan
  Trust Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                                                    924,459              942,550
Master Asset
  Securitization
  Trust Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                                                    989,276            1,014,781
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                                                    798,697              831,113
Residential Accredit
  Loans, Inc.
  Series 2000-QS8,
  Class A4
  8.000% 07/25/2030                                                                  1,353,325            1,367,753
Residential Funding
  Mortgage Securities
  I Series 1998-S9,
  Class 1A1
  6.500% 04/25/2013                                                                     82,044               82,026
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B+
  7.491% 03/25/2022                                                                  1,250,000            1,369,128
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                                                  1,557,146            1,644,202
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+
  6.920% 02/03/2014                                                                  1,000,000            1,110,594
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                                           $        352,691   $          361,315
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                                                  1,102,551            1,262,103
                                                                                                 ------------------

TOTAL NON-U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (COST $14,382,776)                                                                                     14,799,897
                                                                                                 ==================

SOVEREIGN DEBT OBLIGATIONS -- 0.3%
Chile Government
  International Bond
  5.500% 01/15/2013                                                                    600,000              634,800
United Mexican States
  8.300% 08/15/2031                                                                    500,000              575,750
                                                                                                 ------------------

TOTAL SOVEREIGN DEBT
  OBLIGATIONS (COST $1,119,784)                                                                           1,210,550
                                                                                                 ==================

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 36.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) -- 3.8%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                                                    116,772              117,012
FHLMC Series 2178,
  Class PB
  7.000% 08/15/2029                                                                  1,200,000            1,299,221
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                                                    320,258              351,933
                                                                                                 ------------------

TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                                             1,768,166
                                                                                                 ------------------
PASS-THROUGH SECURITIES -- 3.4%
FHLMC
  5.500% 11/01/2031                                                                  2,841,086            2,941,301
FHLMC
  6.000% 09/01/2016                                                                  1,366,461            1,423,681
FHLMC
  6.500% 09/01/2016 -
         08/01/2032                                                                  8,375,963            8,774,387
FHLMC
  7.500% 10/01/2030 -
         03/01/2031                                                                    662,230              705,559
FHLMC
  8.000% 03/01/2027                                                                    377,268              411,679

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL             MARKET
                                                                                  AMOUNT               VALUE
                                                                              ----------------   ------------------
FHLMC
  9.000% 03/01/2017                                                           $         25,591   $           28,129
                                                                                                 ------------------

TOTAL PASS-THROUGH SECURITIES                                                                            14,284,736
                                                                                                 ------------------

TOTAL FEDERAL HOME LOAN
  MORTGAGE CORPORATION (FHLMC)                                                                           16,052,902
                                                                                                 ------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA) -- 21.0%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
FNMA Series 1993-186,
  Class G
  6.250% 03/25/2008                                                                    108,681              109,071
                                                                                                 ------------------
PASS-THROUGH SECURITIES -- 21.0%
FNMA
  4.500% 06/01/2018 -
         07/01/2018                                                                  3,999,604            4,086,315
FNMA
  5.000% 03/01/2018                                                                  5,841,888            6,045,669
FNMA
  5.500% 03/01/2017 -
         06/01/2033                                                                 24,618,679           25,594,384
FNMA
  6.000% 06/01/2016 -
         03/01/2033                                                                 23,973,456           24,960,589
FNMA
  6.420% 11/01/2008                                                                  1,254,687            1,432,571
FNMA
  6.500% 07/01/2016 -
         09/01/2032                                                                 19,051,725           19,930,270
FNMA
  7.000% 03/01/2031 -
         04/01/2031                                                                  1,583,093            1,671,029
FNMA
  7.500% 08/01/2029 -
         06/01/2031                                                                  1,084,316            1,155,402
FNMA
  8.000% 11/01/2029 -
         09/01/2031                                                                  2,614,228            2,823,494
FNMA
  9.000% 05/01/2009                                                                     81,322               88,634
                                                                                                 ------------------

TOTAL PASS-THROUGH SECURITIES                                                                            87,788,357
                                                                                                 ------------------

TOTAL FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (FNMA)                                                                                     87,897,428
                                                                                                 ------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA) -- 11.8%

PASS-THROUGH SECURITIES
GNMA
  5.500% 03/15/2033 -
         04/15/2033                                                                  9,176,214            9,576,241
GNMA
  6.000% 02/15/2029 -
         04/15/2033                                                           $     16,014,270   $       16,824,461
GNMA
  6.500% 05/15/2023 -
         09/15/2032                                                                 15,430,624           16,279,154
GNMA
  6.625% 11/20/2025 -
         11/20/2027                                                                    115,171              119,472
GNMA
  7.000% 09/15/2023 -
         07/15/2032                                                                  3,048,846            3,236,827
GNMA
  7.250% 11/20/2021 -
         01/20/2022                                                                    934,661            1,000,754
GNMA
  7.500% 03/15/2017 -
         06/15/2024                                                                    966,092            1,034,388
GNMA
  8.000% 01/15/2004 -
         04/15/2008                                                                  1,005,113            1,063,865
                                                                                                 ------------------

TOTAL PASS-THROUGH SECURITIES                                                                            49,135,162
                                                                                                 ------------------

OTHER AGENCIES -- 0.1%

PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                                                    550,000              571,115
                                                                                                 ------------------

TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (COST $150,317,058)                                                                                   153,656,607
                                                                                                 ------------------

U.S. TREASURY OBLIGATIONS -- 5.8%
U.S. TREASURY BONDS -- 0.8%
U.S. Treasury Bond
  4.375% 08/15/2012                                                                    550,000              589,703
U.S. Treasury Bond
  6.125% 08/15/2029                                                                  2,310,000            2,822,170
                                                                                                 ------------------

TOTAL U.S. TREASURY BONDS                                                                                 3,411,873
                                                                                                 ------------------
U.S. TREASURY NOTES -- 1.1%
U.S. Treasury Note
  4.750% 11/15/2008                                                                  1,000,000            1,108,594
U.S. Treasury Note
  5.000% 02/15/2011                                                                  2,400,000            2,694,000
U.S. Treasury Note
  5.750% 08/15/2010                                                                    530,000              620,348
                                                                                                 ------------------

TOTAL U.S. TREASURY NOTES                                                                                 4,422,942
                                                                                                 ------------------

U.S. TREASURY STRIPS -- 3.9%
U.S. Treasury Strip -
  Principal Only
  0.000% 05/15/2016                                                           $     28,000,000   $       16,041,250
                                                                                                 ------------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (COST $19,442,408)                                                                                     23,876,065
                                                                                                 ------------------

TOTAL BONDS & NOTES
  (COST $379,405,964)                                                                                   399,282,003
                                                                                                 ------------------

TOTAL LONG TERM INVESTMENTS
  (COST $380,655,964)                                                                                   400,402,003
                                                                                                 ------------------

SHORT-TERM INVESTMENTS -- 5.4%

CASH EQUIVALENTS -- 2.4% **
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                                                    216,727              216,727
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                                                    169,962              169,962
Bayerische Hypo-und
  Vereinsbank
  Bank Note
  1.530% 09/09/2003                                                                  1,083,635            1,083,635
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.500% 05/18/2004                                                                  1,083,635            1,083,635
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                                                    216,727              216,727
Dreyfus Cash
  Management Plus, Inc.
  Money Market Fund                                                                    657,100              657,100
Goldman Sachs Group,
  Inc. Medium
  Term Note
  1.130% 09/17/2003                                                                    108,364              108,364
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                                                    845,236              845,236
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                                                    162,545              162,545
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                                          470,920              470,920
Merrimac Money
  Market Fund                                                                        1,771,744            1,771,744

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL             MARKET
                                                                                  AMOUNT               VALUE
                                                                              ----------------   ------------------
Metropolitan Life
  Insurance Co. Funding
  Agreement
  1.350% 11/03/2003                                                           $        541,818   $          541,818
Morgan Stanley Dean
  Witter & Co.
  1.455% 01/29/2004                                                                    433,454              433,454
National Bank of
  Commerce
  1.073% 11/19/2003                                                                    270,909              270,909
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                                                    975,272              975,272
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                                                    650,181              650,181
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                                                    541,818              541,818
                                                                                                 ------------------

                                                                                                         10,200,047
                                                                                                 ------------------

COMMERCIAL PAPER -- 3.0%
Alcoa, Inc.
  1.170% 07/01/2003                                                                  2,420,000            2,420,000
Baxter International, Inc.
  1.080% 07/10/2003                                                                    630,000              629,830
Elsevier Finance SA
  1.130% 07/21/2003                                                                  1,165,000            1,164,269
Kinder Morgan, Inc.
  1.050% 07/08/2003                                                                  2,805,000            2,804,427
OGE Energy Corp.
  1.050% 07/03/2003                                                                  3,000,000            2,999,825
Praxair, Inc.
  1.000% 07/02/2003                                                                  2,500,000            2,499,930
                                                                                                 ------------------
                                                                                                          12,518,281
                                                                                                 ------------------

TOTAL SHORT-TERM
  INVESTMENTS
  (AT AMORTIZED COST)                                                                                    22,718,328
                                                                                                 ------------------

TOTAL INVESTMENTS -- 101.3%
(COST $403,374,292)***                                                                                  423,120,331
OTHER ASSETS/
(LIABILITIES) -- (1.3%)                                                                                  (5,525,301)
                                                                                                 ------------------

NET ASSETS-- 100.0%                                                                              $      417,595,030
                                                                                                 ==================

NOTES TO PORTFOLIO OF INVESTMENTS
  *    Non-income producing security.
  **   Represents investments of security lending collateral. (NOTE 2).
  ***  Aggregate cost for Federal tax purposes. (NOTE 7).
  + Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  ++   Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND -- PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES              VALUE
                                                                              ----------------   ------------------
EQUITIES -- 62.6%

ADVERTISING -- 0.1%
Monster Worldwide, Inc.*                                                                27,700   $          546,521
Omnicom Group, Inc.                                                                     11,800              846,060
                                                                                                 ------------------
                                                                                                          1,392,581
                                                                                                 ------------------

AEROSPACE & DEFENSE -- 1.0%
General Dynamics Corp.                                                                  20,300            1,471,750
Honeywell
  International, Inc.                                                                   60,287            1,618,706
Lockheed Martin Corp.                                                                   57,000            2,711,490
Northrop Grumman Corp.                                                                  18,300            1,579,107
Rockwell Collins, Inc.                                                                  38,800              955,644
United Technologies Corp.                                                               33,900            2,401,137
                                                                                                 ------------------
                                                                                                         10,737,834
                                                                                                 ------------------

AIR TRANSPORTATION -- 0.0%
Delta Air Lines, Inc.                                                                    9,400              137,992
                                                                                                 ------------------

APPAREL, TEXTILES & SHOES -- 0.4%
The Gap, Inc.                                                                           64,700            1,213,772
Jones Apparel
  Group, Inc.*                                                                           9,400              275,044
Limited Brands                                                                          51,200              793,600
Liz Claiborne, Inc.                                                                     17,800              627,450
Nike, Inc. Cl. B                                                                        19,000            1,016,310
Nordstrom, Inc.                                                                         11,100              216,672
Reebok International
  Limited*                                                                               2,968               99,814
VF Corp.                                                                                 8,100              275,805
                                                                                                 ------------------
                                                                                                          4,518,467
                                                                                                 ------------------

AUTOMOTIVE & PARTS -- 0.7%
AutoNation, Inc.*                                                                       23,300              366,276
Cooper Tire & Rubber Co.                                                                 4,600               80,914
Dana Corp.                                                                              11,200              129,472
Delphi Corp.                                                                           145,000            1,251,350
Ford Motor Co.                                                                         182,409            2,004,675
General Motors Corp.                                                                    37,400            1,346,400
Harley-Davidson, Inc.                                                                   11,700              466,362
Paccar, Inc.                                                                            19,150            1,291,093
                                                                                                 ------------------
                                                                                                          6,936,542
                                                                                                 ------------------

BANKING, SAVINGS & LOANS -- 7.8%
AmSouth Bancorp                                                                         26,800              585,312
Bank of America Corp.                                                                  135,700           10,724,371
Bank One Corp.                                                                          49,000            1,821,820
BB&T Corp.                                                                              19,900              682,570
Capital One Financial Corp.                                                             26,400            1,298,352
Charter One Financial, Inc.                                                             16,860              525,695
Citigroup, Inc.                                                                        375,485           16,070,758
Comerica, Inc.                                                                          13,000              604,500
Fannie Mae                                                                             106,500   $        7,182,360
First Tennessee
  National Corp.                                                                        28,100            1,233,871
FleetBoston
  Financial Corp.                                                                       77,800            2,311,438
Freddie Mac                                                                             50,200            2,548,654
Golden West
  Financial Corp.                                                                       13,300            1,064,133
J.P. Morgan Chase & Co.                                                                217,282            7,426,699
KeyCorp                                                                                 18,800              475,076
Marshall and Ilsley Corp.                                                               15,700              480,106
National City Corp.                                                                     66,000            2,158,860
North Fork
  Bancorporation, Inc.                                                                   7,200              245,232
Providian Financial Corp.*                                                              21,500              199,090
Regions Financial Corp.                                                                 16,500              557,370
SLM Corp.                                                                               33,900            1,327,863
SouthTrust Corp.                                                                        26,100              709,920
State Street Corp.                                                                      15,200              598,880
SunTrust Banks, Inc.                                                                    20,900            1,240,206
U.S. Bancorp                                                                           137,700            3,373,650
Union Planters Corp.                                                                    14,200              440,626
Wachovia Corp.                                                                         123,800            4,947,048
Washington Mutual, Inc.                                                                102,350            4,227,055
Wells Fargo & Co.                                                                      123,400            6,219,360
Zions Bancorp                                                                           12,700              642,747
                                                                                                 ------------------
                                                                                                         81,923,622
                                                                                                 ------------------

BEVERAGES -- 1.7%
Anheuser-Busch
  Companies, Inc.                                                                       61,500            3,139,575
The Coca-Cola Co.                                                                      181,000            8,400,210
Coca-Cola
  Enterprises, Inc.                                                                     18,900              343,035
Coors (Adolph) Co. Cl. B                                                                 1,600               78,368
The Pepsi Bottling
  Group, Inc.                                                                           21,200              424,424
PepsiCo, Inc.                                                                          126,010            5,607,445
                                                                                                 ------------------
                                                                                                         17,993,057
                                                                                                 ------------------

BROADCASTING, PUBLISHING & PRINTING -- 1.9%
American Greetings Corp.
  Cl. A*                                                                                 5,000               98,200
AOL Time Warner, Inc.*                                                                 325,906            5,243,828
Clear Channel
  Communications, Inc.*                                                                 45,700            1,937,223
Comcast Corp. Cl. A*                                                                   101,072            3,050,353
Dow Jones & Co., Inc.                                                                    6,100              262,483
Gannett Co., Inc.                                                                       19,900            1,528,519
The McGraw-Hill
  Companies, Inc.                                                                       12,000              744,000
Meredith Corp.                                                                           3,200   $          140,800
New York Times Co. Cl. A                                                                 6,500              295,750
Tribune Co.                                                                             22,700            1,096,410
Univision
  Communications,
  Inc. Cl. A*                                                                           10,500              319,200
Viacom, Inc. Cl. B*                                                                    128,500            5,610,310
                                                                                                 ------------------
                                                                                                         20,327,076
                                                                                                 ------------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.*                                                                 8,000               86,720
Masco Corp.                                                                             36,000              858,600
Vulcan Materials Co.                                                                     7,500              278,025
                                                                                                 ------------------
                                                                                                          1,223,345
                                                                                                 ------------------

CHEMICALS -- 0.8%
Ashland, Inc.                                                                            5,300              162,604
Dow Chemical Co.                                                                        69,700            2,157,912
Du Pont (E.I.) de
  Nemours & Co.                                                                         44,100            1,836,324
Eastman Chemical Co.                                                                     7,000              221,690
Engelhard Corp.                                                                          6,100              151,097
International Flavors &
  Fragrances, Inc.                                                                       4,100              130,913
Monsanto Co.                                                                            65,800            1,423,912
PPG Industries, Inc.                                                                    12,200              619,028
Praxair, Inc.                                                                           11,700              703,170
Rohm & Haas Co.                                                                         16,600              515,098
                                                                                                 ------------------
                                                                                                          7,921,748
                                                                                                 ------------------

COMMERCIAL SERVICES -- 1.4%
Allied Waste
  Industries, Inc.*                                                                     21,400              215,070
Apollo Group, Inc. Cl. A*                                                               20,800            1,284,608
Block (H&R), Inc.                                                                       29,600            1,280,200
Cendant Corp.*                                                                          43,600              798,752
Concord EFS, Inc.*                                                                      37,800              556,416
Convergys Corp.*                                                                        81,800            1,308,800
Donnelley (R.R.) &
  Sons Co.                                                                              22,900              598,606
eBay, Inc.*                                                                             28,000            2,917,040
Equifax, Inc.                                                                            9,700              252,200
Fluor Corp.                                                                             17,900              602,156
Moody's Corp.                                                                            9,100              479,661
Paychex, Inc.                                                                           28,100              823,611
PerkinElmer, Inc.                                                                        9,300              128,433
Quest Diagnostics, Inc.*                                                                 6,800              433,840
Quintiles
  Transnational Corp.*                                                                  45,700              648,483

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES              VALUE
                                                                              ----------------   ------------------
Ryder System, Inc.                                                                      47,200   $        1,209,264
Waste Management, Inc.                                                                  25,200              607,068
                                                                                                 ------------------
                                                                                                         14,144,208
                                                                                                 ------------------

COMMUNICATIONS -- 1.5%
ADC
  Telecommunications, Inc.*                                                            478,000            1,112,784
Andrew Corp.*                                                                            7,400               68,080
Avaya, Inc.*                                                                           170,900            1,104,014
Ciena Corp.*                                                                            32,300              167,637
Citizens
  Communications Co.*                                                                  102,200            1,317,358
Lucent Technologies, Inc.*                                                             188,800              383,264
Network Appliance, Inc.*                                                                25,100              406,871
Nextel Communications,
  Inc. Cl. A*                                                                           74,100            1,339,728
Qualcomm, Inc.                                                                          58,700            2,098,525
SBC Communications, Inc.                                                               242,536            6,196,795
Scientific-Atlanta, Inc.                                                                60,800            1,449,472
Tellabs, Inc.*                                                                          30,700              201,699
                                                                                                 ------------------
                                                                                                         15,846,227
                                                                                                 ------------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.2%
Autodesk, Inc.                                                                           9,400              151,904
Computer Sciences Corp.*                                                                 8,200              312,584
Sun Microsystems, Inc.*                                                                232,100            1,067,660
Teradyne, Inc.*                                                                         13,200              228,492
Unisys Corp.*                                                                           24,600              302,088
                                                                                                 ------------------
                                                                                                          2,062,728
                                                                                                 ------------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                                               6,300              243,243
                                                                                                 ------------------

COMPUTERS & INFORMATION -- 2.0%
Apple Computer, Inc.*                                                                   26,700              510,504
Cisco Systems, Inc.*                                                                   508,894            8,442,551
Comverse
  Technology, Inc.*                                                                     83,100            1,248,993
Dell Computer Corp.*                                                                   188,300            6,018,068
EMC Corp.*                                                                             236,100            2,471,967
International Game
  Technology*                                                                            6,000              613,980
Jabil Circuit, Inc.*                                                                    14,900              329,290
Lexmark
  International, Inc.*                                                                  10,900              771,393
Solectron Corp.*                                                                        62,800              234,872
Symbol Technologies, Inc.                                                               17,100              222,471
                                                                                                 ------------------
                                                                                                         20,864,089
                                                                                                 ------------------

COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Hewlett-Packard Co.                                                                    276,462            5,888,641
International Business
  Machines Corp.                                                                       123,500           10,188,750

Pitney Bowes, Inc.                                                                      17,100   $          656,811
Xerox Corp.*                                                                            63,300              670,347
                                                                                                 ------------------
                                                                                                         17,404,549
                                                                                                 ------------------

CONTAINERS -- 0.1%
Ball Corp.                                                                               4,000              182,040
Bemis Co., Inc.                                                                          3,900              182,520
Pactiv Corp.*                                                                           13,700              270,027
Sealed Air Corp.*                                                                        6,200              295,492
Temple-Inland, Inc.                                                                      2,300               98,693
                                                                                                 ------------------
                                                                                                          1,028,772
                                                                                                 ------------------

COSMETICS & PERSONAL CARE -- 1.6%
Alberto-Culver Co. Cl. B                                                                 4,200              214,620
Avon Products, Inc.                                                                     17,000            1,057,400
Colgate-Palmolive Co.                                                                   38,700            2,242,665
The Gillette Co.                                                                        93,800            2,988,468
Kimberly-Clark Corp.                                                                    37,000            1,929,180
The Procter & Gamble Co.                                                                94,452            8,423,229
                                                                                                 ------------------
                                                                                                         16,855,562
                                                                                                 ------------------

DATA PROCESSING & PREPARATION -- 0.5%
Automatic Data
  Processing, Inc.                                                                      43,200            1,462,752
Deluxe Corp.                                                                            23,200            1,039,360
First Data Corp.                                                                        53,700            2,225,328
Fiserv, Inc.*                                                                           14,000              498,540
IMS Health, Inc.                                                                        10,200              183,498
NCR Corp.*                                                                               7,000              179,340
                                                                                                 ------------------
                                                                                                          5,588,818
                                                                                                 ------------------

ELECTRIC UTILITIES -- 1.6%
AES Corp.*                                                                              41,600              264,160
Ameren Corp.                                                                             6,700              295,470
American Electric
  Power Co.                                                                             28,900              862,087
CenterPoint Energy, Inc.                                                                53,400              435,210
Cinergy Corp.                                                                           12,600              463,554
CMS Energy Corp.                                                                        10,400               84,240
Constellation Energy
  Group, Inc.                                                                           10,900              373,870
Dominion Resources, Inc.                                                                27,800            1,786,706
DTE Energy Co.                                                                          12,500              483,000
Duke Energy Corp.                                                                       39,200              782,040
Edison International*                                                                   24,500              402,535
Entergy Corp.                                                                           23,200            1,224,496
Exelon Corp.                                                                            35,000            2,093,350
FirstEnergy Corp.                                                                       22,300              857,435
FPL Group, Inc.                                                                         13,000              869,050
Mirant Corp.*                                                                           29,200               84,680
NiSource, Inc.                                                                          18,500              351,500
PG&E Corp.*                                                                             28,400              600,660
Pinnacle West
  Capital Corp.                                                                          4,100              153,545
PPL Corp.                                                                               12,100              520,300
Progress Energy, Inc.                                                                   16,000   $          702,400
Public Service Enterprise
  Group, Inc.                                                                           20,200              853,450
Southern Co.                                                                            51,400            1,601,624
TXU Corp.                                                                               24,600              552,270
                                                                                                 ------------------
                                                                                                         16,697,632
                                                                                                 ------------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.3%
Advanced Micro
  Devices, Inc.*                                                                        25,000              160,250
Altera Corp.*                                                                           30,500              500,200
American Power
  Conversion Corp.*                                                                     37,500              584,625
Analog Devices, Inc.*                                                                   27,300              950,586
Applied Micro
  Circuits Corp.*                                                                      117,800              712,690
Broadcom Corp. Cl. A*                                                                   20,700              515,637
Emerson Electric Co.                                                                    31,300            1,599,430
General Electric Co.                                                                   723,900           20,761,452
Intel Corp.                                                                            478,600            9,947,222
JDS Uniphase Corp.*                                                                    167,700              588,627
Johnson Controls, Inc.                                                                   6,600              564,960
Kla-Tencor Corp.*                                                                       14,000              650,860
Linear Technology Corp.                                                                 23,200              747,272
LSI Logic Corp.*                                                                        27,000              191,160
Maxim Integrated
  Products, Inc.                                                                        23,900              817,141
Molex, Inc.                                                                             14,600              394,054
National
  Semiconductor Corp.*                                                                  26,700              526,524
Nvidia Corp.*                                                                           11,300              260,013
PMC-Sierra, Inc.*                                                                       12,100              141,933
Power-One, Inc.*                                                                         5,900               42,185
Qlogic Corp.*                                                                           25,900            1,251,747
Rockwell Automation, Inc.                                                               13,800              328,992
Sanmina-SCI Corp.*                                                                      39,600              249,876
Texas Instruments, Inc.                                                                124,400            2,189,440
Xilinx, Inc.*                                                                           25,200              637,812
                                                                                                 ------------------
                                                                                                         45,314,688
                                                                                                 ------------------

ENERGY -- 4.0%
Amerada Hess Corp.                                                                      11,700              575,406
Anadarko Petroleum Corp.                                                                19,100              849,377
Apache Corp.                                                                            11,461              745,653
BJ Services Co.*                                                                        11,500              429,640
Burlington Resources, Inc.                                                              15,100              816,457
ChevronTexaco Corp.                                                                     76,992            5,558,822
ConocoPhillips                                                                          61,754            3,384,119
Devon Energy Corp.                                                                      16,500              881,100
Dynegy, Inc. Cl. A                                                                      28,400              119,280
El Paso Corp.                                                                           48,195              389,416
Exxon Mobil Corp.                                                                      489,598           17,581,464
Halliburton Co.                                                                         32,000              736,000
Kerr-McGee Corp.                                                                         7,200              322,560

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES               VALUE
                                                                              ----------------   ------------------
KeySpan Corp.                                                                           11,600   $          411,220
Kinder Morgan, Inc.                                                                      8,700              475,455
Marathon Oil Corp.                                                                      50,400            1,328,040
Nabors Industries
  Limited*                                                                              10,700              423,185
Nicor, Inc.                                                                              3,500              129,885
Occidental
  Petroleum Corp.                                                                       27,200              912,560
Peoples Energy Corp.                                                                     2,100               90,069
Schlumberger Limited                                                                    42,400            2,016,968
Sempra Energy                                                                           15,200              433,656
Sunoco, Inc.                                                                            35,100            1,324,674
Transocean, Inc.*                                                                       14,000              307,580
Unocal Corp.                                                                            17,200              493,468
The Williams
  Companies, Inc.                                                                       37,900              299,410
Xcel Energy, Inc.                                                                       30,500              458,720
                                                                                                 ------------------
                                                                                                         41,494,184
                                                                                                 ------------------

ENTERTAINMENT & LEISURE -- 0.2%
Brunswick Corp.                                                                          4,700              117,594
Harrah's Entertainment, Inc.*                                                            7,900              317,896
The Walt Disney Co.                                                                     93,500            1,846,625
                                                                                                 ------------------
                                                                                                          2,282,115
                                                                                                 ------------------

FINANCIAL SERVICES -- 2.0%
American Express Co.                                                                    97,500            4,076,475
Bear Stearns
  Companies, Inc.                                                                       15,100            1,093,542
Countrywide
  Financial Corp.                                                                       17,100            1,189,647
The Goldman Sachs
  Group, Inc.                                                                           34,000            2,847,500
Huntington
  Bancshares, Inc.                                                                      17,500              341,600
Janus Capital Group, Inc.                                                                9,700              159,080
Lehman Brothers
  Holdings, Inc.                                                                        21,900            1,455,912
MBNA Corp.                                                                              95,450            1,989,178
Merrill Lynch & Co., Inc.                                                               67,700            3,160,236
Morgan Stanley                                                                          77,800            3,325,950
Price (T. Rowe)
  Group, Inc.                                                                            5,500              207,625
Simon Property
  Group, Inc.                                                                           16,400              640,092
                                                                                                 ------------------
                                                                                                         20,486,837
                                                                                                 ------------------

FOODS -- 1.2%
Archer-Daniels-Midland Co.                                                              48,635              625,932
Campbell Soup Co.                                                                       37,200              911,400
ConAgra Foods, Inc.                                                                     40,000              944,000
General Mills, Inc.                                                                     27,400            1,299,034
Heinz (H. J.) Co.                                                                       26,200              864,076
Hershey Foods Corp.                                                                     10,300   $          717,498
Kellogg Co.                                                                             29,000              996,730
The Kroger Co.*                                                                         57,200              954,096
McCormick & Co., Inc.                                                                   10,000              272,000
Safeway, Inc.*                                                                          35,700              730,422
Sara Lee Corp.                                                                          58,400            1,098,504
Starbucks Corp.*                                                                        29,800              730,696
SuperValu, Inc.                                                                         66,800            1,424,176
Wrigley (Wm.) Jr. Co.                                                                   16,900              950,287
                                                                                                 ------------------
                                                                                                         12,518,851
                                                                                                 ------------------

FOREST PRODUCTS & PAPER -- 0.3%
Boise Cascade Corp.                                                                      4,100               97,990
Georgia-Pacific Corp.                                                                   14,200              269,090
International Paper Co.                                                                 35,000            1,250,550
MeadWestvaco Corp.                                                                      16,000              395,200
Weyerhaeuser Co.                                                                        16,100              869,400
                                                                                                 ------------------
                                                                                                          2,882,230
                                                                                                 ------------------

HEALTHCARE -- 0.4%
Humana, Inc.*                                                                           47,600              718,760
Tenet Healthcare Corp.*                                                                 30,300              352,995
UnitedHealth Group, Inc.                                                                44,400            2,231,100
Wellpoint Health
  Networks, Inc.*                                                                       13,600            1,146,480
                                                                                                 ------------------
                                                                                                          4,449,335
                                                                                                 ------------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                                                                             7,500              583,425
KB Home                                                                                 10,000              619,800
Maytag Corp.                                                                             5,600              136,752
Pulte Homes, Inc.                                                                       18,000            1,109,880
Whirlpool Corp.                                                                          4,300              273,910
                                                                                                 ------------------
                                                                                                          2,723,767
                                                                                                 ------------------

HOUSEHOLD PRODUCTS -- 0.3%
Black & Decker Corp.                                                                     5,800              252,010
The Clorox Co.                                                                          29,000            1,236,850
Corning, Inc.*                                                                          85,400              631,106
Fortune Brands, Inc.                                                                     9,800              511,560
Newell Rubbermaid, Inc.                                                                 11,700              327,600
Sherwin-Williams Co.                                                                    11,400              306,432
Snap-On, Inc.                                                                            1,900               55,157
The Stanley Works                                                                        6,300              173,880
                                                                                                 ------------------
                                                                                                          3,494,595
                                                                                                 ------------------
INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                                                    6,600              308,616
                                                                                                 ------------------

INDUSTRIAL - DIVERSIFIED -- 1.1%
3M Co.                                                                                  28,200            3,637,236
Cooper Industries Limited
  Cl. A                                                                                  7,000              289,100
Danaher Corp.                                                                           10,300              700,915
Eaton Corp.                                                                             15,800   $        1,242,038
Illinois Tool Works, Inc.                                                               22,700            1,494,795
ITT Industries, Inc.                                                                     7,000              458,220
McDermott
  International, Inc.*                                                                   4,700               29,751
Textron, Inc.                                                                           10,300              401,906
Tyco International Limited                                                             148,631            2,821,016
                                                                                                 ------------------
                                                                                                         11,074,977
                                                                                                 ------------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                                           44,000            1,441,440
                                                                                                 ------------------
INSURANCE -- 3.6%
ACE Limited                                                                             37,000            1,268,730
Aetna, Inc.                                                                             22,500            1,354,500
AFLAC, Inc.                                                                             37,200            1,143,900
Allstate Corp.                                                                          76,000            2,709,400
Ambac Financial
  Group, Inc.                                                                            9,300              616,125
American International
  Group, Inc.                                                                          190,415           10,507,100
Anthem, Inc.*                                                                           18,000            1,388,700
Aon Corp.                                                                               20,500              493,640
Chubb Corp.                                                                             21,800            1,308,000
Cigna Corp.                                                                             12,800              600,832
Cincinnati Financial Corp.                                                              11,800              437,662
Jefferson-Pilot Corp.                                                                   11,500              476,790
John Hancock Financial
  Services, Inc.                                                                        20,700              636,111
Lincoln National Corp.                                                                  13,400              477,442
Loews Corp.                                                                             12,900              610,041
Marsh & McLennan
  Companies, Inc.                                                                       39,900            2,037,693
MBIA, Inc.                                                                              12,650              616,687
Metlife, Inc.                                                                           52,500            1,486,800
MGIC Investment Corp.                                                                    7,400              345,136
Principal Financial
  Group, Inc.                                                                           40,500            1,306,125
Progressive Corp.                                                                       23,400            1,710,540
Prudential Financial, Inc.                                                              61,800            2,079,570
Safeco Corp.                                                                            17,800              627,984
The St. Paul
  Companies, Inc.                                                                       17,000              620,670
Torchmark Corp.                                                                          9,000              335,250
Travelers Property
  Casualty Corp. Cl. B                                                                  75,200            1,185,904
UnumProvident Corp.                                                                     18,000              241,380
XL Capital Limited Cl. A                                                                10,000              830,000
                                                                                                 ------------------
                                                                                                         37,452,712
                                                                                                 ------------------

LODGING -- 0.0%
Hilton Hotels Corp.                                                                     26,900              344,051
                                                                                                 ------------------

MACHINERY & COMPONENTS -- 0.4%
Baker Hughes, Inc.                                                                      24,600              825,822

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES               VALUE
                                                                              ----------------   ------------------
Caterpillar, Inc.                                                                       24,600   $        1,369,236
Deere & Co.                                                                             17,800              813,460
Dover Corp.                                                                             20,400              611,184
Ingersoll-Rand Co. Cl. A                                                                12,200              577,304
Pall Corp.                                                                               9,400              211,500
Parker-Hannifin Corp.                                                                    5,200              218,348
                                                                                                 ------------------
                                                                                                          4,626,854
                                                                                                 ------------------

MANUFACTURING -- 0.3%
American Standard
  Companies, Inc.*                                                                       5,600              414,008
Applied Materials, Inc.*                                                               121,600            1,928,576
Avery Dennison Corp.                                                                     7,300              366,460
Millipore Corp.*                                                                         3,600              159,732
                                                                                                 ------------------
                                                                                                          2,868,776
                                                                                                 ------------------

MEDICAL SUPPLIES -- 1.0%
Agilent Technologies, Inc.*                                                             20,600              402,730
Allergan, Inc.                                                                           5,400              416,340
Applied Biosystems
  Group-Applera Corp.                                                                   15,300              291,159
Bard (C.R.), Inc.                                                                       18,000            1,283,580
Bausch & Lomb, Inc.                                                                      3,900              146,250
Baxter International, Inc.                                                              24,800              644,800
Becton, Dickinson & Co.                                                                 22,700              881,895
Biomet, Inc.                                                                            18,700              535,942
Guidant Corp.                                                                           33,000            1,464,870
Medtronic, Inc.                                                                         33,600            1,611,792
St. Jude Medical, Inc.*                                                                 15,700              902,750
Stryker Corp.                                                                            8,400              582,708
Tektronix, Inc.*                                                                        25,500              550,800
Thermo Electron Corp.*                                                                   6,800              142,936
Waters Corp.*                                                                            9,700              282,561
Zimmer Holdings, Inc.*                                                                  14,600              657,730
                                                                                                 ------------------
                                                                                                         10,798,843
                                                                                                 ------------------

METALS & MINING -- 0.3%
Alcoa, Inc.                                                                             63,000            1,606,500
Crane Co.                                                                                4,400               99,572
Freeport-McMoRan
  Copper & Gold, Inc.
  Cl. B                                                                                 10,300              252,350
Newmont Mining Corp.                                                                    30,100              977,046
Nucor Corp.                                                                              3,400              166,090
Phelps Dodge Corp.*                                                                      6,200              237,708
United States Steel Corp.                                                                7,600              124,412
                                                                                                 ------------------
                                                                                                          3,463,678
                                                                                                 ------------------

PHARMACEUTICALS -- 6.8%
Abbott Laboratories                                                                    112,400            4,918,624
AmerisourceBergen Corp.                                                                  4,600              319,010
Amgen, Inc.*                                                                            92,708            6,209,582
Biogen, Inc.*                                                                           13,600              516,800
Bristol-Myers Squibb Co.                                                               139,200            3,779,280
Cardinal Health, Inc.                                                                   32,700            2,102,610
Chiron Corp.*                                                                           13,500   $          590,220
Eli Lilly & Co.                                                                         47,300            3,262,281
Forest Laboratories, Inc.*                                                              26,900            1,472,775
Genzyme Corp.*                                                                          15,900              664,620
Johnson & Johnson                                                                      216,820           11,209,594
King Pharmaceuticals, Inc.*                                                             18,000              265,680
McKesson Corp.                                                                          41,900            1,497,506
Medimmune, Inc.*                                                                        18,800              683,756
Merck & Co., Inc.                                                                      163,900            9,924,145
Pfizer, Inc.                                                                           497,943           17,004,753
Schering-Plough Corp.                                                                  105,400            1,960,440
Sigma-Aldrich Corp.                                                                      5,200              281,736
Watson
  Pharmaceutical, Inc.*                                                                 17,300              698,401
Wyeth                                                                                   95,300            4,340,915
                                                                                                 ------------------
                                                                                                         71,702,728
                                                                                                 ------------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                                                       21,200              579,820
                                                                                                 ------------------

PREPACKAGED SOFTWARE -- 3.0%
Adobe Systems, Inc.                                                                     16,700              535,569
BMC Software, Inc.*                                                                     17,500              285,775
Citrix Systems, Inc.*                                                                   12,500              254,500
Computer Associates
  International, Inc.                                                                   44,000              980,320
Compuware Corp.*                                                                        27,800              160,406
Electronic Arts, Inc.*                                                                   9,800              725,102
Intuit, Inc.*                                                                           27,900            1,242,387
Microsoft Corp.                                                                        774,862           19,844,216
Novell, Inc.*                                                                           27,100               83,468
Oracle Corp.*                                                                          378,760            4,552,695
Peoplesoft, Inc.*                                                                       23,300              409,847
Siebel Systems, Inc.*                                                                   35,500              338,670
SunGard Data
  Systems, Inc.*                                                                        22,800              590,748
Symantec Corp.*                                                                         10,800              473,688
Veritas Software Corp.*                                                                 30,589              876,987
                                                                                                 ------------------
                                                                                                         31,354,378
                                                                                                 ------------------

REAL ESTATE -- 0.1%
Equity Office Properties
  Trust                                                                                 31,200              842,712
Equity Residential                                                                      20,200              524,190
                                                                                                 ------------------
                                                                                                          1,366,902
                                                                                                 ------------------

RESTAURANTS -- 0.3%
Darden Restaurants, Inc.                                                                12,950              245,791
McDonald's Corp.                                                                        94,600            2,086,876
Wendy's International, Inc.                                                              8,700              252,039
Yum! Brands, Inc.*                                                                      21,300              629,628
                                                                                                 ------------------
                                                                                                          3,214,334
                                                                                                 ------------------

RETAIL -- 3.5%
AutoZone, Inc.*                                                                          7,900   $          600,163
Bed Bath & Beyond, Inc.*                                                                13,500              523,935
Best Buy Co., Inc.*                                                                     24,050            1,056,276
Big Lots, Inc.*                                                                          8,800              132,352
Circuit City Stores, Inc.                                                               15,200              133,760
Costco Wholesale Corp.*                                                                 34,100            1,248,060
CVS Corp.                                                                               31,700              888,551
Dollar General Corp.                                                                    24,800              452,848
Family Dollar Stores, Inc.                                                               7,900              301,385
Federated Department
  Stores, Inc.                                                                          40,400            1,488,740
The Home Depot, Inc.                                                                   181,700            6,017,904
J.C. Penney Company, Inc.                                                               39,800              670,630
Lowe's Companies, Inc.                                                                  61,000            2,619,950
The May Department
  Stores Co.                                                                            22,900              509,754
Office Depot, Inc.*                                                                     52,500              761,775
RadioShack Corp.                                                                        13,300              349,923
Sears, Roebuck and Co.                                                                  23,700              797,268
Staples, Inc.*                                                                          72,500            1,330,375
Tiffany & Co.                                                                            7,100              232,028
TJX Companies, Inc.                                                                     38,700              729,108
Toys R Us, Inc.*                                                                        15,200              184,224
Wal-Mart Stores, Inc.                                                                  289,660           15,546,052
                                                                                                 ------------------
                                                                                                         36,575,061
                                                                                                 ------------------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                                                       29,600              568,320
Winn-Dixie Stores, Inc.                                                                 10,600              130,486
                                                                                                 ------------------
                                                                                                            698,806
                                                                                                 ------------------
TELEPHONE UTILITIES -- 1.6%
Alltel Corp.                                                                            23,000            1,109,060
AT&T Corp.                                                                              55,380            1,066,065
AT&T Wireless
  Services, Inc.*                                                                      194,900            1,600,129
BellSouth Corp.                                                                        133,800            3,563,094
CenturyTel, Inc.                                                                        10,100              351,985
Sprint Corp. (FON Group)                                                                81,400            1,172,160
Sprint Corp. (PCS Group)*                                                               45,900              263,925
Verizon
  Communications, Inc.                                                                 199,668            7,876,903
                                                                                                 ------------------
                                                                                                         17,003,321
                                                                                                 ------------------

TOBACCO -- 1.0%
Altria Group, Inc.                                                                     211,100            9,592,384
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                                                         6,500              241,865
UST, Inc.                                                                               11,900              416,857
                                                                                                 ------------------
                                                                                                         10,251,106
                                                                                                 ------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES               VALUE
                                                                              ----------------   ------------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                                            37,400   $          654,126
Mattel, Inc.                                                                            37,700              713,284
                                                                                                 ------------------
                                                                                                          1,367,410
                                                                                                 ------------------

TRANSPORTATION -- 1.1%
Burlington Northern Santa
  Fe Corp.                                                                              44,100            1,254,204
Carnival Corp.                                                                          45,800            1,488,958
CSX Corp.                                                                               20,300              610,827
FedEx Corp.                                                                             22,300            1,383,269
Norfolk Southern Corp.                                                                  27,800              533,760
Union Pacific Corp.                                                                     18,900            1,096,578
United Parcel Service, Inc.
  Cl. B                                                                                 80,900            5,153,330
                                                                                                 ------------------
                                                                                                         11,520,926
                                                                                                 ------------------

TOTAL EQUITIES
  (COST $561,345,706)                                                                                   657,509,433
                                                                                                 ------------------

RIGHTS -- 0.0%
COMPUTERS & INFORMATION
Seagate Technology*+                                                                    21,700                   --
                                                                                                 ------------------

TOTAL RIGHTS
  (COST $0)                                                                                                      --
                                                                                                 ------------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ----------------
BONDS & NOTES -- 26.0%
ASSET BACKED SECURITIES -- 1.0%
America West Airlines,
  Inc. Series 1996-1,
  Class A
  6.850% 07/02/2009                                                           $      3,502,520            3,032,306
Conseco Finance
  Securitizations Corp.
  Series 2001-1, Class A4
  6.210% 07/01/2032                                                                  1,900,000            1,946,844
Delta Funding Home
  Equity Loan Trust
  Series 1999-2,
  Class A5F
  7.070% 11/15/2027                                                                    192,553              197,126
Metlife Capital Equipment
  Loan Trust
  Series 1997-A, Class A
  6.850% 05/20/2008                                                                    533,834              547,514
Option One Mortgage
  Securities Corp.
  Trust Series 2002-2A,
  Class CFTS++
  8.830% 06/26/2032                                                                    128,454              128,414

                                                                                 PRINCIPAL              MARKET
                                                                                  AMOUNT                 VALUE
                                                                              ----------------   ------------------
Railcar Trust
  Series 1992-1, Class A
  7.750% 06/01/2004                                                           $        259,083   $          267,544
Travelers Funding Limited
  Series 1A, Class A1++

  6.300% 02/18/2014                                                                  3,239,345            3,239,345
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                                                  1,250,000            1,289,062
                                                                                                 ------------------

TOTAL ASSET BACKED
  SECURITIES
  (COST $10,985,980)                                                                                     10,648,155
                                                                                                 ------------------

CORPORATE DEBT -- 11.7%
Amerada Hess Corp.
  7.125% 03/15/2033                                                                  1,000,000            1,138,187
AOL Time Warner, Inc.
  5.625% 05/01/2005                                                                  2,040,000            2,165,719
AOL Time Warner, Inc.
  7.700% 05/01/2032                                                                    365,000              426,113
Aramark Services, Inc.
  8.150% 05/01/2005                                                                    750,000              821,662
Arrow Electronics, Inc.
  8.700% 10/01/2005                                                                  1,460,000            1,592,720
AT&T Corp.
  8.500% 11/15/2031                                                                    295,000              334,497
AT&T Wireless
  Services, Inc.
  7.500% 05/01/2007                                                                    400,000              461,087
Avnet, Inc.
  8.000% 11/15/2006                                                                    545,000              580,425
Brascan Corp.
  8.125% 12/15/2008                                                                    990,000            1,173,634
Capital One Bank
  4.875% 05/15/2008                                                                    325,000              331,665
Cargill, Inc.++
  4.375% 06/01/2013                                                                  1,000,000              997,147
Cendant Corp.
  7.375% 01/15/2013                                                                    750,000              883,127
Champion
  International Corp.
  6.400% 02/15/2026                                                                  1,000,000            1,093,888
Cinergy Corp.
  6.250% 09/01/2004                                                                  2,000,000            2,099,948
CIT Group, Inc.
  7.375% 04/02/2007                                                                    900,000            1,027,593
Citigroup, Inc.
  4.875% 05/07/2015                                                                    540,000              555,364
Colonial Pipeline Co.++
  7.630% 04/15/2032                                                                    750,000              979,480
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                                           $      2,500,000   $        2,950,072
Conoco, Inc.
  6.950% 04/15/2029                                                                  1,500,000            1,804,732
Continental Airlines,
  Inc. Series 1996-2B
  8.560% 07/02/2014                                                                  1,256,754              762,196
Cox Communications, Inc.
  7.750% 11/01/2010                                                                  1,500,000            1,834,807
Cox Enterprises, Inc.++
  4.375% 05/01/2008                                                                    350,000              363,947
CSX Corp.
  7.250% 05/01/2027                                                                  2,200,000            2,618,777
DaimlerChrysler NA
  Holding Corp.
  4.050% 06/04/2008                                                                  2,000,000            1,980,628
Dominion Resources, Inc.
  5.700% 09/17/2012                                                                    450,000              493,857
Dominion Resources, Inc.
  7.820% 09/15/2004                                                                  2,130,000            2,283,156
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                                                  1,000,000            1,085,521
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                                                  1,800,000            2,166,437
Electronic Data
  Systems Corp.++
  6.000% 08/01/2013                                                                    500,000              487,450
Electronic Data
  Systems Corp.
  7.125% 10/15/2009                                                                    475,000              510,625
Emerald Investment
  Grade CBO Limited++
  1.967% 05/24/2011                                                                  2,984,352            2,797,830
Enbridge Energy
  Partners LP++
  4.750% 06/01/2013                                                                    350,000              350,534
ERAC USA Finance Co.++
  6.750% 05/15/2007                                                                  1,000,000            1,119,808
FirstEnergy Corp. Series A
  5.500% 11/15/2006                                                                    550,000              589,594
Ford Motor Co.
  6.375% 02/01/2029                                                                    615,000              497,256
Ford Motor Co.
  7.450% 07/16/2031                                                                    900,000              824,458
Ford Motor Credit Co.
  6.875% 02/01/2006                                                                    750,000              795,450
Ford Motor Credit Co.
  7.375% 10/28/2009                                                                    750,000              786,234
France Telecom SA
  10.000% 03/01/2031                                                                   300,000              415,120

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL              MARKET
                                                                                  AMOUNT                 VALUE
                                                                              ----------------   ------------------
General American
  Transportation Corp.
  6.750% 03/01/2006                                                           $      1,390,000   $        1,379,764
General Mills, Inc.
  8.900% 06/15/2006                                                                  2,250,000            2,659,383
General Motors
  Acceptance Corp.
  6.125% 09/15/2006                                                                  1,000,000            1,052,803
General Motors Corp.
  7.200% 01/15/2011                                                                    950,000              957,530
General Motors Corp.
  8.375% 07/15/2033                                                                    520,000              510,739
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                                                  1,800,000            2,028,247
The Goodyear Tire &
  Rubber Co.
  8.500% 03/15/2007                                                                  1,400,000            1,183,000
Household Finance Corp.
  6.375% 10/15/2011                                                                  1,125,000            1,279,196
Household Finance Corp.
  6.375% 11/27/2012                                                                    375,000              427,172
ICI Wilmington, Inc.
  7.050% 09/15/2007                                                                    735,000              827,781
International Game
  Technology
  8.375% 05/15/2009                                                                    325,000              398,712
Interpool, Inc.
  7.350% 08/01/2007                                                                  2,000,000            1,975,000
Jefferies Group, Inc.
  7.750% 03/15/2012                                                                    400,000              466,948
Kern River
  Funding Corp.++
  4.893% 04/30/2018                                                                    750,000              771,675
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                                                  1,325,000            1,574,516
Leucadia National Corp.
  7.750% 08/15/2013                                                                  1,150,000            1,231,937
Liberty Media Corp.
  8.250% 02/01/2030                                                                  2,695,000            3,110,644
Lockheed Martin Corp.
  8.500% 12/01/2029                                                                  1,425,000            1,936,851
Meritor Automotive, Inc.
  6.800% 02/15/2009                                                                  2,000,000            2,087,500
Merrill Lynch & Co., Inc.
  Series MTNB
  2.470% 03/10/2006                                                                  1,000,000            1,009,299
MidAmerican Energy
  Holdings Co.++
  3.500% 05/15/2008                                                                  1,050,000            1,055,648
Millipore Corp.
  7.500% 04/01/2007                                                                  4,250,000            4,505,000
Mobil Corp.
  8.625% 08/15/2021                                                                  2,000,000            2,785,256


Mohawk Industries,
  Inc. Series D
  7.200% 04/15/2012                                                           $        750,000   $          878,869
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                                                  1,950,000            2,514,866
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                                                    320,000              326,069
News America
  Holdings, Inc.
  9.250% 02/01/2013                                                                  2,000,000            2,670,722
North Finance (Bermuda)
  Limited++
  7.000% 09/15/2005                                                                  4,000,000            4,356,372
Oak Hill Securities
  Fund II++
  8.920% 10/15/2006                                                                    500,000              543,228
Progress Energy, Inc.
  6.550% 03/01/2004                                                                  1,490,000            1,537,153
Qwest Corp.++
  8.875% 03/15/2012                                                                    850,000              949,875
Raytheon Co.
  6.750% 08/15/2007                                                                    950,000            1,075,346
Ryder System, Inc.
  6.600% 11/15/2005                                                                  3,500,000            3,800,489
Scholastic Corp.
  7.000% 12/15/2003                                                                  3,000,000            3,074,094
Sealed Air Corp.++
  5.625% 07/15/2013                                                                    275,000              277,403
Southern Natural Gas Co.
  7.350% 02/15/2031                                                                    420,000              427,350
Sprint Capital Corp.
  6.900% 05/01/2019                                                                  2,000,000            2,094,896
SuperValu, Inc.
  7.875% 08/01/2009                                                                  2,000,000            2,331,790
Tenet Healthcare Corp.
  6.375% 12/01/2011                                                                    750,000              705,000
Textron Financial Corp.
  Series MTNE
  5.950% 03/15/2004                                                                  1,710,000            1,756,589
Thomas & Betts Corp.
  8.250% 01/15/2004                                                                  1,000,000            1,030,000
Toro Co.
  7.800% 06/15/2027                                                                  1,300,000            1,429,577
Tyco International
  Group SA
  6.375% 02/15/2006                                                                  1,300,000            1,355,250
Tyco International
  Group SA
  6.375% 10/15/2011                                                                  1,350,000            1,424,250
Tyson Foods, Inc.
  8.250% 10/01/2011                                                                    150,000              177,603
US Airways, Inc.
  Class B*+++
  7.500% 04/15/2008                                                           $        869,681   $           17,394
Verizon Global
  Funding Corp.
  7.375% 09/01/2012                                                                    700,000              853,793
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                                                  1,400,000            1,773,068
Vodafone Group PLC
  5.375% 01/30/2015                                                                    650,000              694,193
Vulcan Materials Co.
  6.000% 04/01/2009                                                                  1,250,000            1,412,742
WorldCom, Inc.*+++
  6.500% 05/15/2004                                                                  1,810,000              533,950
WorldCom, Inc.*+++
  8.250% 05/15/2031                                                                    610,000              179,950
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                                                  2,550,000            2,692,570
                                                                                                 ------------------
TOTAL CORPORATE DEBT
  (COST $115,425,270)                                                                                   122,289,797
                                                                                                 ------------------

MUNICIPAL OBLIGATIONS -- 0.1%

GENERAL OBLIGATIONS
Illinois State Taxable
  Pension
  5.100% 06/01/2033                                                                  1,450,000            1,425,887
                                                                                                 ------------------
TOTAL MUNICIPAL OBLIGATIONS
(COST $1,450,000)                                                                                         1,425,887
                                                                                                 ------------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.1%

COLLATERALIZED MORTGAGE OBLIGATIONS
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                                                  3,470,165            3,779,626
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2, Class A1
  5.960% 11/11/2030                                                                  1,882,661            2,030,286
CS First Boston Mortgage
  Securities Corp.
  Series 2002-H1N,
  Class A++
  8.000% 08/27/2032                                                                    396,431              388,502
Master Asset Securitization
  Trust Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                                                    989,276            1,014,781

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL              MARKET
                                                                                  AMOUNT                VALUE
                                                                              ----------------   ------------------
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1, Class A1
  6.310% 11/15/2026                                                           $      2,053,793   $        2,137,147
Residential Funding
  Mortgage Securities I
  Series 1998-S9,
  Class 1A1
  6.500% 04/25/2013                                                                    267,231              267,171
Salomon Brothers
  Mortgage Securities
  Series 1997-TZH,
  Class B++
  7.491% 03/25/2022                                                                  3,000,000            3,285,907
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1++
  5.323% 02/18/2034                                                                  2,335,719            2,466,303
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B++
  6.920% 02/03/2014                                                                  3,000,000            3,331,781
Structured Asset Securities
  Corp. Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                                                  1,507,464            1,544,325
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                                                  1,543,571            1,766,943
                                                                                                 ------------------

TOTAL NON-U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (COST $20,931,080)                                                                                     22,012,772
                                                                                                 ------------------

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 8.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 1.4%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC Series 1460,
  Class H
  7.000% 05/15/2007                                                                    104,453              104,667
FHLMC Series W067,
  Class A
  6.420% 12/01/2005                                                                    826,848              908,628
                                                                                                 ------------------

TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                                             1,013,295
                                                                                                 ------------------

PASS-THROUGH SECURITIES -- 1.3%
FHLMC
  6.000% 09/01/2016 -
         10/01/2016                                                                  2,213,450            2,309,730
FHLMC
  6.500% 08/01/2016 -
         08/01/2032                                                           $      6,682,528   $        6,994,215
FHLMC
  7.500% 02/01/2030 -
         03/01/2031                                                                  3,469,348            3,700,980
FHLMC
  8.000% 08/01/2026 -
         03/01/2028                                                                    853,126              932,006
FHLMC
  9.000% 03/01/2017                                                                     76,773               84,386
                                                                                                 ------------------

TOTAL PASS-THROUGH SECURITIES                                                                            14,021,317
                                                                                                 ------------------

TOTAL FEDERAL HOME LOAN MORTGAGE
  CORPORATION (FHLMC)                                                                                    15,034,612
                                                                                                 ------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 4.7%

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
FNMA Series 1993-186,
  Class G
  6.250% 03/25/2008                                                                    146,867              147,393
                                                                                                 ------------------

PASS-THROUGH SECURITIES -- 4.7%

FNMA
  4.500% 06/01/2018 -
         07/01/2018                                                                  1,999,803            2,043,158
FNMA
  5.500% 09/01/2017 -
         03/01/2033                                                                 15,024,844           15,618,094
FNMA
  6.000% 05/01/2016 -
         03/01/2032                                                                 13,199,301           13,755,936
FNMA
  6.500% 10/01/2031 -
         09/01/2032                                                                  8,161,375            8,526,724
FNMA
  7.000% 01/01/2031 -
         05/01/2031                                                                  5,561,424            5,879,612
FNMA
  7.500% 09/01/2029 -
         05/01/2030                                                                  1,935,406            2,062,980
FNMA
  8.000% 05/01/2013 -
         09/01/2031                                                                  1,629,622            1,759,167
                                                                                                 ------------------

TOTAL PASS-THROUGH SECURITIES                                                                            49,645,671
                                                                                                 ------------------

TOTAL FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (FNMA)                                                                                     49,793,064
                                                                                                 ------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA) -- 2.4%
PASS-THROUGH SECURITIES
GNMA
  6.000% 01/15/2032 -
         08/15/2032                                                           $      6,435,163   $        6,760,190
GNMA
  6.500% 10/15/2028 -
         09/15/2032                                                                 10,969,817           11,568,036
GNMA
  7.000% 04/15/2023 -
         11/15/2023                                                                  1,068,555            1,139,680
GNMA
  7.250% 06/20/2021 -
         05/20/2022                                                                  2,458,403            2,632,574
GNMA
  7.500% 09/15/2016 -
         10/15/2017                                                                  1,032,000            1,105,320
GNMA
  8.000% 01/15/2004 -
         05/15/2008                                                                  1,086,653            1,154,259
GNMA
  9.000% 08/15/2008 -
         09/15/2009                                                                    310,694              340,039
                                                                                                 ------------------

TOTAL PASS-THROUGH SECURITIES                                                                            24,700,098
                                                                                                 ------------------

OTHER AGENCIES -- 0.0%

PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                                                    375,000              389,396
                                                                                                 ------------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $86,671,650)                                                                                     89,917,170
                                                                                                 ==================

U.S. TREASURY OBLIGATIONS -- 2.6%

U.S. TREASURY BONDS -- 2.1%
U.S. Treasury Bond
  3.000% 11/15/2007                                                                    460,000              474,447
U.S. Treasury Bond
  6.125% 11/15/2027                                                                    350,000              426,125
U.S. Treasury Bond
  6.125% 08/15/2029                                                                  1,400,000            1,710,406
U.S. Treasury Bond
  8.750% 05/15/2017                                                                 13,000,000           19,461,406
                                                                                                 ------------------

TOTAL U.S. TREASURY BONDS                                                                                22,072,384
                                                                                                 ------------------

U.S. TREASURY NOTES -- 0.5%
U.S. Treasury Note
  4.750% 11/15/2008                                                                  2,500,000            2,771,485

    The accompanying notes are an integral part of the financial statements.

                                                                                 PRINCIPAL              MARKET
                                                                                  AMOUNT                VALUE
                                                                              ----------------   ------------------
U.S. Treasury Note
  5.000% 02/15/2011                                                           $      2,275,000   $        2,553,688
                                                                                                 ------------------

TOTAL U.S. TREASURY NOTES                                                                                 5,325,173
                                                                                                 ------------------

TOTAL U.S. TREASURY OBLIGATIONS
  (COST $22,788,850)                                                                                     27,397,557
                                                                                                 ------------------

TOTAL BONDS & NOTES
  (COST $258,252,830)                                                                                   273,691,338
                                                                                                 ------------------

TOTAL LONG TERM INVESTMENTS
  (COST $819,598,536)                                                                                   931,200,771
                                                                                                 ------------------

SHORT-TERM INVESTMENTS -- 16.5%

CASH EQUIVALENTS -- 5.5%**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                                                  1,215,942            1,215,942
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                                                    953,570              953,570
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.530% 09/09/2003                                                                  6,079,714            6,079,714
Canadian Imperial Bank
  of Commerce Bank Note
  1.500% 05/18/2004                                                                  6,079,714            6,079,714
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                                                  1,215,943            1,215,943
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                                                        3,686,645            3,686,645
Goldman Sachs Group,
  Inc. Medium Term Note
  1.130% 09/17/2003                                                                    607,971              607,971
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                                                  4,742,177            4,742,177
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                                                    911,957              911,957
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                                        2,642,086            2,642,086
Merrimac Money
  Market Fund                                                                        9,940,332            9,940,332
Metropolitan Life
  Insurance Co. Funding
  Agreement
  1.350% 11/03/2003                                                                  3,039,857            3,039,857
Morgan Stanley Dean
  Witter & Co.
  1.455% 01/29/2004                                                                  2,431,886            2,431,886
National Bank of Commerce
  1.073% 11/19/2003                                                           $      1,519,929   $        1,519,929
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                                                  5,471,743            5,471,743
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                                                  3,647,828            3,647,828
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                                                  3,039,857            3,039,857
                                                                                                 ------------------
                                                                                                         57,227,151
                                                                                                 ------------------

COMMERCIAL PAPER -- 11.0%
Autoliv ASP, Inc.
  1.320% 07/16/2003                                                                  4,695,000            4,692,418
Boston Scientific Corp.
  1.100% 07/28/2003                                                                  2,670,000            2,667,797
DaimlerChrysler NA Holding Corp.
  1.200% 07/18/2003                                                                  2,650,000            2,648,498
Eastman Chemical Co.
  1.120% 07/09/2003                                                                  9,000,000            8,997,760
Elsevier Finance SA
  1.140% 07/01/2003                                                                 10,000,000           10,000,000
General Mills, Inc.
  1.020% 07/23/2003                                                                  7,500,000            7,495,325
General Mills, Inc.
  1.320% 07/10/2003                                                                  8,985,000            8,982,035
ITT Industries, Inc.
  1.330% 07/07/2003                                                                  4,450,000            4,449,014
Kinder Morgan, Inc.
  1.130% 07/09/2003                                                                  1,680,000            1,679,578
MeadWestvaco Corp.
  1.150% 07/22/2003                                                                  7,000,000            6,995,304
MeadWestvaco Corp.
  1.150% 07/25/2003                                                                  2,200,000            2,198,313
Pearson Holdings, Inc.
  1.150% 07/29/2003                                                                  6,280,000            6,274,383
Pearson Holdings, Inc.
  1.200% 07/17/2003                                                                  3,130,000            3,128,331
Pearson Holdings, Inc.
  1.200% 07/21/2003                                                                  4,375,000            4,372,083
Pearson Holdings, Inc.
  1.370% 07/02/2003                                                                  5,200,000            5,199,802
Public Service
  Electric and Gas Co.
  1.160% 07/08/2003                                                                  7,000,000            6,998,421
Reed Elsevier, Inc.
  1.110% 07/15/2003                                                                  7,575,000            7,571,730
VF Corp.
  1.100% 07/03/2003                                                                  3,000,000            2,999,817
Viacom, Inc.
  1.030% 07/25/2003                                                                  6,755,000            6,750,362
Washington Mutual
  Financial Corp.
  1.050% 07/14/2003                                                           $      4,690,000   $        4,688,222
Wisconsin Electric
  Power Co.
  1.000% 07/07/2003                                                                  7,075,000            7,073,821
                                                                                                 ------------------
                                                                                                        115,863,014
                                                                                                 ------------------

TOTAL SHORT-TERM
  INVESTMENTS
  (AT AMORTIZED COST)                                                                                   173,090,165
                                                                                                 ------------------

TOTAL INVESTMENTS -- 105.1%
  (COST $992,688,701)***                                                                              1,104,290,936

OTHER ASSETS/
  (LIABILITIES) -- (5.1%)                                                                               (53,779,227)
                                                                                                 ------------------

NET ASSETS -- 100.0%                                                                             $    1,050,511,709
                                                                                                 ==================

NOTES TO PORTFOLIO OF INVESTMENTS
  *    Non-income producing security.
  **   Represents investments of security lending collateral. (NOTE 2).
  ***  Aggregate cost for Federal tax purposes. (NOTE 7).
  + This security is valued in good faith under procedures established by the board of directors.
  ++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  +++  Security is currently in default.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND -- PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES              VALUE
                                                                              ----------------   ------------------
EQUITIES--99.0%

ADVERTISING--0.0%
Monster Worldwide, Inc.*                                                                 5,400   $          106,542
Omnicom Group, Inc.                                                                      2,700              193,590
                                                                                                 ------------------
                                                                                                            300,132
                                                                                                 ------------------

AEROSPACE & DEFENSE--4.4%
General Dynamics Corp.                                                                   4,100              297,250
Honeywell
  International, Inc.                                                                   16,500              443,025
Lockheed Martin Corp.                                                                  401,400           19,094,598
Northrop Grumman Corp.                                                                   3,700              319,273
Rockwell Collins, Inc.                                                               1,285,200           31,654,476
United Technologies Corp.                                                                7,100              502,893
                                                                                                 ------------------
                                                                                                         52,311,515
                                                                                                 ------------------

AIR TRANSPORTATION--0.0%
Delta Air Lines, Inc.                                                                    1,800               26,424
                                                                                                 ------------------

APPAREL, TEXTILES & SHOES--1.9%
The Gap, Inc.                                                                           14,200              266,392
Jones Apparel Group, Inc.*                                                               2,000               58,520
Limited Brands                                                                       1,407,700           21,819,350
Liz Claiborne, Inc.                                                                      3,800              133,950
Nike, Inc. Cl. B                                                                         4,100              219,309
Nordstrom, Inc.                                                                          2,100               40,992
Reebok International
  Limited*                                                                                 900               30,267
VF Corp.                                                                                22,400              760,928
                                                                                                 ------------------
                                                                                                         23,329,708
                                                                                                 ------------------

AUTOMOTIVE & PARTS--0.5%
Autoliv, Inc.                                                                           19,700              533,476
AutoNation, Inc.*                                                                        4,600               72,312
Cooper Tire & Rubber Co.                                                                 1,000               17,590
Dana Corp.                                                                              51,500              595,340
Delphi Corp.                                                                            77,300              667,099
Ford Motor Co.                                                                          37,400              411,026
General Motors Corp.                                                                    29,300            1,054,800
Genuine Parts Co.                                                                       26,900              861,069
Harley-Davidson, Inc.                                                                    2,500               99,650
Lear Corp.*                                                                             20,400              938,808
Magna International, Inc.
  Cl. A                                                                                 11,400              766,878
Paccar, Inc.                                                                             7,500              506,700
                                                                                                 ------------------
                                                                                                          6,524,748
                                                                                                 ------------------

BANKING, SAVINGS & LOANS--17.9%
AmSouth Bancorp                                                                         52,500            1,146,600
Bank of America Corp.                                                                  421,800           33,334,854
Bank One Corp.                                                                          66,600            2,476,188
BB&T Corp.                                                                               4,300              147,490
Capital One
  Financial Corp.                                                                        5,300   $          260,654
Charter One
  Financial, Inc.                                                                        3,365              104,921
Citigroup, Inc.                                                                      1,047,700           44,841,560
Comerica, Inc.                                                                          21,100              981,150
Fannie Mae                                                                              31,600            2,131,104
Fifth Third Bancorp                                                                    300,000           17,202,000
First Tennessee
  National Corp.                                                                         5,600              245,896
FleetBoston
  Financial Corp.                                                                       78,800            2,341,148
Freddie Mac                                                                            457,900           23,247,583
Golden West
  Financial Corp.                                                                       18,400            1,472,184
J.P. Morgan Chase & Co.                                                                 77,500            2,648,950
KeyCorp                                                                                 47,500            1,200,325
Marshall and Ilsley Corp.                                                                3,200               97,856
National City Corp.                                                                    427,100           13,970,441
North Fork
  Bancorporation, Inc.                                                                   1,500               51,090
Providian Financial Corp.*                                                               4,400               40,744
Regions Financial Corp.                                                                 33,800            1,141,764
SLM Corp.                                                                              559,200           21,903,864
SouthTrust Corp.                                                                         5,200              141,440
State Street Corp.                                                                       2,900              114,260
SunTrust Banks, Inc.                                                                    23,800            1,412,292
U.S. Bancorp                                                                           124,700            3,055,150
Union Planters Corp.                                                                    33,750            1,047,262
UnionBanCal Corp.                                                                       21,500              889,455
Wachovia Corp.                                                                          89,900            3,592,404
Washington Mutual, Inc.                                                                 72,200            2,981,860
Wells Fargo & Co.                                                                      590,100           29,741,040
Zions Bancorp                                                                            2,500              126,525
                                                                                                 ------------------
                                                                                                        214,090,054
                                                                                                 ------------------

BEVERAGES--2.0%
Anheuser-Busch
  Companies, Inc.                                                                       13,000              663,650
The Coca-Cola Co.                                                                       36,900            1,712,529
Coca-Cola Enterprises, Inc.                                                              4,100               74,415
Coors (Adolph) Co. Cl. B                                                                   600               29,388
Diageo PLC
  Sponsored ADR                                                                        466,400           20,409,664
The Pepsi Bottling
  Group, Inc.                                                                            4,300               86,086
PepsiCo, Inc.                                                                           25,900            1,152,550
                                                                                                 ------------------
                                                                                                         24,128,282
                                                                                                 ------------------

BROADCASTING, PUBLISHING & PRINTING--2.5%
American Greetings
  Corp. Cl. A*                                                                           1,000   $           19,640
AOL Time Warner, Inc.*                                                                  94,900            1,526,941
Clear Channel
  Communications, Inc.*                                                                  9,100              385,749
Comcast Corp. Cl. A*                                                                    58,789            1,774,252
Dow Jones & Co., Inc.                                                                    1,300               55,939
Gannett Co., Inc.                                                                      292,500           22,466,925
Liberty Media Corp. Cl. A*                                                              14,500              167,620
The McGraw-Hill
  Companies, Inc.                                                                        2,600              161,200
Meredith Corp.                                                                             800               35,200
New York Times Co. Cl. A                                                                19,700              896,350
Tribune Co.                                                                              4,600              222,180
Univision
  Communications, Inc.
  Cl. A*                                                                                 2,000               60,800
Viacom, Inc. Cl. B*                                                                     37,100            1,619,786
                                                                                                 ------------------
                                                                                                         29,392,582
                                                                                                 ------------------

BUILDING MATERIALS & CONSTRUCTION--0.0%
Louisiana-Pacific Corp.*                                                                 1,600               17,344
Masco Corp.                                                                              7,300              174,105
Vulcan Materials Co.                                                                     1,500               55,605
                                                                                                 ------------------
                                                                                                            247,054
                                                                                                 ------------------

CHEMICALS--5.2%
Ashland, Inc.                                                                           19,900              610,532
Dow Chemical Co.                                                                       585,300           18,120,888
Du Pont (E.I.) de
  Nemours & Co.                                                                        421,400           17,547,096
Eastman Chemical Co.                                                                    21,500              680,905
Engelhard Corp.                                                                          1,200               29,724
FMC Corp.*                                                                              11,600              262,508
International Flavors &
  Fragrances, Inc.                                                                       1,400               44,702
The Lubrizol Corp.                                                                      17,200              533,028
Lyondell Chemical Co.                                                                   42,800              579,084
Monsanto Co.                                                                            12,500              270,500
PPG Industries, Inc.                                                                   446,400           22,650,336
Praxair, Inc.                                                                            8,600              516,860
Rohm & Haas Co.                                                                          3,400              105,502
                                                                                                 ------------------
                                                                                                         61,951,665
                                                                                                 ------------------

COMMERCIAL SERVICES--2.0%
Allied Waste
  Industries, Inc.*                                                                      4,300               43,215
Apollo Group, Inc. Cl. A*                                                                4,200              259,392
Block (H&R), Inc.                                                                        6,000              259,500
Cendant Corp.*                                                                           9,300              170,376
Concord EFS, Inc.*                                                                       7,500              110,400

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES              VALUE
                                                                              ----------------   ------------------
Convergys Corp.*                                                                        16,200   $          259,200
Donnelley (R.R.) &
  Sons Co.                                                                               4,500              117,630
eBay, Inc.*                                                                              5,700              593,826
Equifax, Inc.                                                                            2,000               52,000
Fluor Corp.                                                                              3,000              100,920
Moody's Corp.                                                                            2,000              105,420
Paychex, Inc.                                                                            5,600              164,136
PerkinElmer, Inc.                                                                        1,800               24,858
Quest Diagnostics, Inc.*                                                                 1,300               82,940
Quintiles
  Transnational Corp.*                                                                   9,200              130,548
Ryder System, Inc.                                                                       9,500              243,390
Waste Management, Inc.                                                                 904,800           21,796,632
                                                                                                 ------------------
                                                                                                         24,514,383
                                                                                                 ------------------

COMMUNICATIONS--1.5%
ADC
  Telecommunications, Inc.*                                                            340,500              792,684
Andrew Corp.*                                                                            1,500               13,800
Avaya, Inc.*                                                                            34,300              221,578
BCE, Inc.                                                                              437,900           10,119,869
Ciena Corp.*                                                                             6,500               33,735
Citizens
  Communications Co.*                                                                   20,400              262,956
Lucent Technologies, Inc.*                                                              36,800               74,704
Network Appliance, Inc.*                                                                 4,500               72,945
Nextel Communications,
  Inc. Cl. A*                                                                           15,400              278,432
Nortel Networks Corp.*                                                                 432,400            1,167,480
Qualcomm, Inc.                                                                          11,800              421,850
SBC Communications, Inc.                                                               134,400            3,433,920
Scientific-Atlanta, Inc.                                                                12,500              298,000
Tellabs, Inc.*                                                                         118,000              775,260
                                                                                                 ------------------
                                                                                                         17,967,213
                                                                                                 ------------------

COMPUTER INTEGRATED SYSTEMS DESIGN--0.0%
Autodesk, Inc.                                                                           1,900               30,704
Computer Sciences Corp.*                                                                 1,700               64,804
Parametric
  Technology Corp.*                                                                      3,900               11,895
Sun Microsystems, Inc.*                                                                 46,500              213,900
Teradyne, Inc.*                                                                          2,700               46,737
Unisys Corp.*                                                                            4,900               60,172
                                                                                                 ------------------
                                                                                                            428,212
                                                                                                 ------------------

COMPUTER PROGRAMMING SERVICES--0.0%
Mercury Interactive Corp.*                                                               1,300               50,193
                                                                                                 ------------------

COMPUTER RELATED SERVICES--0.0%
Ingram Micro, Inc. Cl. A*                                                               40,600              446,600
                                                                                                 ------------------
COMPUTERS & INFORMATION--2.6%
Apple Computer, Inc.*                                                                1,366,500           26,127,480
Cisco Systems, Inc.*                                                                   105,500            1,760,795
Comverse
  Technology, Inc.*                                                                     16,300   $          244,989
Dell Computer Corp.*                                                                    38,800            1,240,048
EMC Corp.*                                                                              48,300              505,701
International Game
  Technology*                                                                            1,200              122,796
Jabil Circuit, Inc.*                                                                     3,000               66,300
Lexmark
  International, Inc.*                                                                   2,200              155,694
Quantum Corp.*                                                                          52,200              211,410
Solectron Corp.*                                                                       108,700              406,538
Symbol Technologies, Inc.                                                                3,500               45,535
Tech Data Corp.*                                                                        17,600              470,096
                                                                                                 ------------------
                                                                                                         31,357,382
                                                                                                 ------------------

COMPUTERS & OFFICE EQUIPMENT--2.5%
Hewlett-Packard Co.                                                                    193,365            4,118,674
International Business
  Machines Corp.                                                                       309,800           25,558,500
Pitney Bowes, Inc.                                                                      11,000              422,510
Xerox Corp.*                                                                            13,000              137,670
                                                                                                 ------------------
                                                                                                         30,237,354
                                                                                                 ------------------

CONTAINERS--0.0%
Ball Corp.                                                                                 900               40,959
Bemis Co., Inc.                                                                            800               37,440
Pactiv Corp.*                                                                            2,800               55,188
Sealed Air Corp.*                                                                        1,200               57,192
Temple-Inland, Inc.                                                                        700               30,037
                                                                                                 ------------------
                                                                                                            220,816
                                                                                                 ------------------

COSMETICS & PERSONAL CARE--0.4%
Alberto-Culver Co. Cl. B                                                                   800               40,880
Avon Products, Inc.                                                                      3,400              211,480
Colgate-Palmolive Co.                                                                    8,100              469,395
The Gillette Co.                                                                        19,400              618,084
Kimberly-Clark Corp.                                                                     7,700              401,478
The Procter & Gamble Co.                                                                28,400            2,532,712
                                                                                                 ------------------
                                                                                                          4,274,029
                                                                                                 ------------------

DATA PROCESSING & PREPARATION--1.0%
Automatic Data
  Processing, Inc.                                                                     311,600           10,550,776
Deluxe Corp.                                                                            19,400              869,120
First Data Corp.                                                                        11,300              468,272
Fiserv, Inc.*                                                                            2,800               99,708
IMS Health, Inc.                                                                         2,200               39,578
NCR Corp.*                                                                               1,400               35,868
                                                                                                 ------------------
                                                                                                         12,063,322
                                                                                                 ------------------

ELECTRIC UTILITIES--4.5%
AES Corp.*                                                                               8,100               51,435
Alliant Energy Corp.                                                                    25,200              479,556
Ameren Corp.                                                                             8,800              388,080
American Electric
  Power Co.                                                                             37,700   $        1,124,591
CenterPoint Energy, Inc.                                                                10,700               87,205
Cinergy Corp.                                                                           31,100            1,144,169
CMS Energy Corp.                                                                         2,200               17,820
Consolidated Edison, Inc.                                                               25,000            1,082,000
Constellation Energy
  Group, Inc.                                                                           31,400            1,077,020
Dominion Resources, Inc.                                                                 5,600              359,912
DTE Energy Co.                                                                           2,500               96,600
Duke Energy Corp.                                                                        8,100              161,595
Edison International*                                                                   66,700            1,095,881
Entergy Corp.                                                                          472,300           24,927,994
Exelon Corp.                                                                           172,000           10,287,320
FirstEnergy Corp.                                                                        4,400              169,180
FPL Group, Inc.                                                                          2,800              187,180
Mirant Corp.*                                                                           45,900              133,110
NiSource, Inc.                                                                           3,700               70,300
Northeast Utilities                                                                     35,125              587,992
NSTAR                                                                                  169,500            7,720,725
PG&E Corp.*                                                                              5,700              120,555
Pinnacle West
  Capital Corp.                                                                            800               29,960
PPL Corp.                                                                               26,500            1,139,500
Progress Energy, Inc.                                                                    3,400              149,260
Public Service Enterprise
  Group, Inc.                                                                            4,100              173,225
Puget Energy, Inc.                                                                       9,800              233,926
Reliant Resources, Inc.*                                                                20,000              122,600
Southern Co.                                                                            10,700              333,412
TXU Corp.                                                                                4,800              107,760
                                                                                                 ------------------
                                                                                                         53,659,863
                                                                                                 ------------------

ELECTRICAL EQUIPMENT & ELECTRONICS--0.9%
Advanced Micro
  Devices, Inc.*                                                                         5,100               32,691
Altera Corp.*                                                                            7,000              114,800
American Power
  Conversion Corp.*                                                                      7,900              123,161
Analog Devices, Inc.*                                                                    5,400              188,028
Applied Micro
  Circuits Corp.*                                                                       23,100              139,755
Arrow Electronics, Inc.*                                                                30,600              466,344
Avnet, Inc.*                                                                            32,800              415,904
Broadcom Corp. Cl. A*                                                                    4,100              102,131
Emerson Electric Co.                                                                     6,200              316,820
General Electric Co.                                                                   149,100            4,276,188
Hubbell, Inc. Cl. B                                                                     16,500              546,150
Intel Corp.                                                                             98,800            2,053,459
JDS Uniphase Corp.*                                                                     34,400              120,744
Johnson Controls, Inc.                                                                   1,400              119,840
Kla-Tencor Corp.*                                                                        2,800              130,172
Linear Technology Corp.                                                                  4,600              148,166

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES               VALUE
                                                                              ----------------   ------------------
LSI Logic Corp.*                                                                         5,500   $           38,940
Maxim Integrated
  Products, Inc.                                                                         4,700              160,693
Molex, Inc.                                                                              2,800               75,572
National
  Semiconductor Corp.*                                                                   5,300              104,516
Nvidia Corp.*                                                                            2,200               50,622
PMC-Sierra, Inc.*                                                                        2,400               28,152
Power-One, Inc.*                                                                         1,200                8,580
Qlogic Corp.*                                                                            5,200              251,316
Rockwell Automation, Inc.                                                                2,800               66,752
Sanmina-SCI Corp.*                                                                      46,900              295,939
Texas Instruments, Inc.                                                                 25,900              455,840
Thomas & Betts Corp.*                                                                   20,100              290,445
Xilinx, Inc.*                                                                            5,000              126,550
                                                                                                 ------------------
                                                                                                         11,248,270
                                                                                                 ------------------

ENERGY--9.0%
Amerada Hess Corp.                                                                      15,900              781,962
Anadarko Petroleum Corp.                                                                 3,700              164,539
Apache Corp.                                                                           131,014            8,523,771
BJ Services Co.*                                                                         2,400               89,664
BP PLC Sponsored ADR                                                                   520,600           21,875,612
Burlington Resources, Inc.                                                               3,100              167,617
ChevronTexaco Corp.                                                                     49,300            3,559,460
ConocoPhillips                                                                          46,596            2,553,461
Devon Energy Corp.                                                                       3,500              186,900
Dynegy, Inc. Cl. A                                                                       5,500               23,100
El Paso Corp.                                                                           11,000               88,880
Exxon Mobil Corp.                                                                    1,177,600           42,287,616
Halliburton Co.                                                                          6,600              151,800
Kerr-McGee Corp.                                                                         1,400               62,720
KeySpan Corp.                                                                            2,000               70,900
Kinder Morgan, Inc.                                                                      1,900              103,835
Marathon Oil Corp.                                                                      46,400            1,222,640
Nabors Industries Limited*                                                               2,200               87,010
Nicor, Inc.                                                                                700               25,977
Occidental
  Petroleum Corp.                                                                       44,100            1,479,555
Peoples Energy Corp.                                                                       600               25,734
Royal Dutch Petroleum
  Co. NY Shares                                                                        463,200           21,594,384
Schlumberger Limited                                                                     8,700              413,859
Sempra Energy                                                                           23,100              659,043
Sunoco, Inc.                                                                             7,100              267,954
Transocean, Inc.*                                                                        2,900               63,713
Unocal Corp.                                                                             3,800              109,022
Valero Energy Corp.                                                                     21,800              791,994
The Williams Companies, Inc.                                                             7,800               61,620
Xcel Energy, Inc.                                                                        5,900               88,736
                                                                                                 ------------------
                                                                                                        107,583,078
                                                                                                 ------------------

ENTERTAINMENT & LEISURE--0.9%
Brunswick Corp.                                                                            900   $           22,518
Harrah's
  Entertainment, Inc.*                                                                   1,700               68,408
The Walt Disney Co.                                                                    526,200           10,392,450
                                                                                                 ------------------
                                                                                                         10,483,376
                                                                                                 ------------------

FINANCIAL SERVICES--4.1%
American Express Co.                                                                   575,700           24,070,017
Bear Stearns
  Companies, Inc.                                                                       15,600            1,129,752
Countrywide
  Financial Corp.                                                                       21,500            1,495,755
The Goldman Sachs
  Group, Inc.                                                                           20,700            1,733,625
Huntington
  Bancshares, Inc.                                                                      53,100            1,036,512
Janus Capital Group, Inc.                                                                3,300               54,120
Lehman Brothers
  Holdings, Inc.                                                                        24,700            1,642,056
MBNA Corp.                                                                              19,100              398,044
Merrill Lynch & Co., Inc.                                                               26,700            1,246,356
Morgan Stanley                                                                         375,100           16,035,525
Price (T. Rowe)
  Group, Inc.                                                                            1,100               41,525
Simon Property
  Group, Inc.                                                                            3,500              136,605
                                                                                                 ------------------
                                                                                                         49,019,892
                                                                                                 ------------------

FOODS--4.2%
Archer-Daniels-Midland Co.                                                              81,000            1,042,470
Campbell Soup Co.                                                                        7,500              183,750
ConAgra Foods, Inc.                                                                     56,000            1,321,600
General Mills, Inc.                                                                      5,500              260,755
Heinz (H. J.) Co.                                                                      722,600           23,831,348
Hershey Foods Corp.                                                                      2,000              139,320
Kellogg Co.                                                                            566,600           19,474,042
The Kroger Co.*                                                                         12,500              208,500
McCormick & Co., Inc.                                                                    2,100               57,120
Safeway, Inc.*                                                                          47,500              971,850
Sara Lee Corp.                                                                          52,200              981,882
Starbucks Corp.*                                                                         6,100              149,572
SuperValu, Inc.                                                                         13,300              283,556
Tyson Foods, Inc. Cl. A                                                                 65,400              694,548
Wrigley (Wm.) Jr. Co.                                                                    3,300              185,559
                                                                                                 ------------------
                                                                                                         49,785,872
                                                                                                 ------------------

FOREST PRODUCTS & PAPER--2.8%
Boise Cascade Corp.                                                                     20,500              489,950
Georgia-Pacific Corp.                                                                   46,700              884,965
International Paper Co.                                                                  7,100              253,683
MeadWestvaco Corp.                                                                      36,500              901,550
Weyerhaeuser Co.                                                                       585,400   $       31,611,600
                                                                                                 ------------------
                                                                                                         34,141,748
                                                                                                 ------------------
HEALTHCARE--0.4%
GlaxoSmithKline PLC ADR                                                                 18,700              758,098
Health Net, Inc.*                                                                       34,100            1,123,595
Humana, Inc.*                                                                           57,000              860,700
Oxford Health Plans, Inc.*                                                              18,400              773,352
Tenet Healthcare Corp.*                                                                  7,400               86,210
UnitedHealth Group, Inc.                                                                 9,000              452,250
Wellpoint Health
  Networks, Inc.*                                                                        2,700              227,610
                                                                                                 ------------------
                                                                                                          4,281,815
                                                                                                 ------------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES--0.3%
Centex Corp.                                                                             1,500              116,685
KB Home                                                                                 19,600            1,214,808
Leggett & Platt, Inc.                                                                   36,000              738,000
Maytag Corp.                                                                             1,100               26,862
Pulte Homes, Inc.                                                                       20,800            1,282,528
Whirlpool Corp.                                                                          4,700              299,390
                                                                                                 ------------------
                                                                                                          3,678,273
                                                                                                 ------------------

HOUSEHOLD PRODUCTS--0.5%
Black & Decker Corp.                                                                    20,000              869,000
The Clorox Co.                                                                           5,900              251,635
Corning, Inc.*                                                                         247,200            1,826,808
Fortune Brands, Inc.                                                                    23,500            1,226,700
Newell Rubbermaid, Inc.                                                                 35,900            1,005,200
Sherwin-Williams Co.                                                                    29,500              792,960
Snap-On, Inc.                                                                              600               17,418
The Stanley Works                                                                        1,000               27,600
Tupperware Corp.                                                                           500                7,180
                                                                                                 ------------------
                                                                                                          6,024,501
                                                                                                 ------------------

INDUSTRIAL - DISTRIBUTION--0.0%
Grainger (W.W.), Inc.                                                                    1,400               65,464
                                                                                                 ------------------

INDUSTRIAL - DIVERSIFIED--0.3%
3M Co.                                                                                   5,900              760,982
Cooper Industries Limited
  Cl. A                                                                                 19,400              801,220
Danaher Corp.                                                                            2,200              149,710
Eaton Corp.                                                                              3,200              251,552
Illinois Tool Works, Inc.                                                                4,500              296,325
ITT Industries, Inc.                                                                     1,400               91,644
McDermott
  International, Inc.*                                                                   1,000                6,330
Textron, Inc.                                                                            2,100               81,942
Tyco International Limited                                                              29,900              567,502
                                                                                                 ------------------
                                                                                                          3,007,207
                                                                                                 ------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES              VALUE
                                                                              ----------------   ------------------
INFORMATION RETRIEVAL SERVICES--0.0%
Yahoo!, Inc.*                                                                            8,800   $          288,288
                                                                                                 ------------------
INSURANCE--8.0%
ACE Limited                                                                             18,600              637,794
Aetna, Inc.                                                                             32,400            1,950,480
AFLAC, Inc.                                                                            214,500            6,595,875
Allstate Corp.                                                                         451,100           16,081,715
Ambac Financial
  Group, Inc.                                                                            2,100              139,125
American International
  Group, Inc.                                                                          591,900           32,661,042
Anthem, Inc.*                                                                            3,600              277,740
Aon Corp.                                                                                4,600              110,768
Chubb Corp.                                                                             19,700            1,182,000
Cigna Corp.                                                                             23,100            1,084,314
Cincinnati Financial Corp.                                                               2,400               89,016
Everest Re Group Limited                                                               164,600           12,591,900
The Hartford Financial
  Services Group, Inc.                                                                  13,600              684,896
Jefferson-Pilot Corp.                                                                    2,300               95,358
John Hancock Financial
  Services, Inc.                                                                         5,100              156,723
Lincoln National Corp.                                                                   2,800               99,764
Loews Corp.                                                                              2,800              132,412
Marsh & McLennan
  Companies, Inc.                                                                        8,000              408,560
MBIA, Inc.                                                                               2,200              107,250
Metlife, Inc.                                                                           44,200            1,251,744
MGIC Investment Corp.                                                                   15,900              741,576
PartnerRe Limited                                                                        6,500              332,215
Principal Financial
  Group, Inc.                                                                            8,300              267,675
Progressive Corp.                                                                        4,800              350,880
Prudential Financial, Inc.                                                              12,500              420,625
Radian Group, Inc.                                                                     459,400           16,837,010
RenaissanceRe Holdings
  Limited                                                                                3,600              163,872
Safeco Corp.                                                                             3,800              134,064
The St. Paul Companies, Inc.                                                             3,300              120,483
Torchmark Corp.                                                                          1,800               67,050
Travelers Property
  Casualty Corp. Cl. A                                                                   5,124               81,472
Travelers Property
  Casualty Corp. Cl. B                                                                  25,627              404,138
UnumProvident Corp.                                                                      3,700               49,617
XL Capital Limited Cl. A                                                                 2,000              166,000
                                                                                                 ------------------
                                                                                                         96,475,153
                                                                                                 ------------------

LODGING--0.0%
Hilton Hotels Corp.                                                                      5,600               71,624

MACHINERY & COMPONENTS--0.8%
Baker Hughes, Inc.                                                                       5,000              167,850
Caterpillar, Inc.                                                                        5,100              283,866
Deere & Co.                                                                              3,600   $          164,520
Dover Corp.                                                                              4,100              122,836
Ingersoll-Rand Co. Cl. A                                                                 7,000              331,240
Pall Corp.                                                                               1,800               40,500
Parker-Hannifin Corp.                                                                  214,100            8,990,059
                                                                                                 ------------------
                                                                                                         10,100,871
                                                                                                 ------------------

MANUFACTURING--0.1%
American Standard
  Companies, Inc.*                                                                       1,100               81,323
Applied Materials, Inc.*                                                                24,400              386,984
Avery Dennison Corp.                                                                     1,600               80,320
Millipore Corp.*                                                                           700               31,059
                                                                                                 ------------------
                                                                                                            579,686
                                                                                                 ------------------

MEDICAL SUPPLIES--0.2%
Agilent Technologies, Inc.*                                                              4,300               84,065
Allergan, Inc.                                                                           1,200               92,520
Applied Biosystems
  Group-Applera Corp.                                                                    3,100               58,993
Bard (C.R.), Inc.                                                                        3,600              256,716
Bausch & Lomb, Inc.                                                                        800               30,000
Baxter International, Inc.                                                               5,400              140,400
Becton, Dickinson & Co.                                                                  4,800              186,480
Biomet, Inc.                                                                             4,100              117,506
Guidant Corp.                                                                            6,300              279,657
Medtronic, Inc.                                                                          7,200              345,384
St. Jude Medical, Inc.*                                                                  3,300              189,750
Stryker Corp.                                                                            1,800              124,866
Tektronix, Inc.*                                                                         5,200              112,320
Thermo Electron Corp.*                                                                   2,500               52,550
Waters Corp.*                                                                            1,900               55,347
Zimmer Holdings, Inc.*                                                                   2,900              130,645
                                                                                                 ------------------
                                                                                                          2,257,199
                                                                                                 ------------------

METALS & MINING--0.1%
Alcoa, Inc.                                                                             12,600              321,300
Crane Co.                                                                                  900               20,367
Freeport-McMoran Copper
  & Gold, Inc. Cl. B                                                                     2,200               53,900
Newmont Mining Corp.                                                                     6,000              194,760
Nucor Corp.                                                                                700               34,195
Phelps Dodge Corp.*                                                                      1,300               49,842
United States Steel Corp.                                                                1,600               26,192
                                                                                                 ------------------
                                                                                                            700,556
                                                                                                 ------------------

PHARMACEUTICALS--5.8%
Abbott Laboratories                                                                     28,600            1,251,536
AmerisourceBergen Corp.                                                                  1,000               69,350
Amgen, Inc.*                                                                            19,252            1,279,103
Biogen, Inc.*                                                                            3,000              114,000
Bristol-Myers Squibb Co.                                                               912,300           24,768,945
Cardinal Health, Inc.                                                                    6,800              437,240
Chiron Corp.*                                                                            2,800              122,416
Eli Lilly & Co.                                                                         10,100              696,597
Forest Laboratories, Inc.*                                                               5,400   $          295,650
Genzyme Corp.*                                                                           3,200              133,760
Johnson & Johnson                                                                       44,700            2,310,990
King
  Pharmaceuticals, Inc.*                                                                 3,700               54,612
McKesson Corp.                                                                           8,600              307,364
Medimmune, Inc.*                                                                         3,700              134,569
Merck & Co., Inc.                                                                       62,800            3,802,540
Pfizer, Inc.                                                                           934,820           31,924,103
Schering-Plough Corp.                                                                   22,000              409,200
Sigma-Aldrich Corp.                                                                      1,200               65,016
Watson Pharmaceutical, Inc.*                                                             3,400              137,258
Wyeth                                                                                   19,800              901,890
                                                                                                 ------------------
                                                                                                         69,216,139
                                                                                                 ------------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES--0.1%
Eastman Kodak Co.                                                                       34,200              935,370
                                                                                                 ------------------
PREPACKAGED SOFTWARE--0.5%
Adobe Systems, Inc.                                                                      3,500              112,245
BMC Software, Inc.*                                                                      3,600               58,788
Citrix Systems, Inc.*                                                                    2,500               50,900
Computer Associates
  International, Inc.                                                                    8,500              189,380
Compuware Corp.*                                                                         5,600               32,312
Electronic Arts, Inc.*                                                                   1,900              140,581
Intuit, Inc.*                                                                            5,600              249,368
Microsoft Corp.                                                                        159,800            4,092,478
Novell, Inc.*                                                                            5,500               16,940
Oracle Corp.*                                                                           80,000              961,600
Peoplesoft, Inc.*                                                                        4,700               82,673
Siebel Systems, Inc.*                                                                    7,300               69,642
SunGard Data
  Systems, Inc.*                                                                         4,600              119,186
Symantec Corp.*                                                                          2,600              114,036
Veritas Software Corp.*                                                                  6,100              174,887
                                                                                                 ------------------
                                                                                                          6,465,016
                                                                                                 ------------------

REAL ESTATE--0.0%
Equity Office Properties
  Trust                                                                                  6,200              167,462
Equity Residential                                                                       4,000              103,800
                                                                                                 ------------------
                                                                                                            271,262
                                                                                                 ------------------

RESTAURANTS--2.9%
Darden Restaurants, Inc.                                                                 2,650               50,297
McDonald's Corp.                                                                     1,568,300           34,596,698
Wendy's International, Inc.                                                              1,800               52,146
Yum! Brands, Inc.*                                                                       4,500              133,020
                                                                                                 ------------------
                                                                                                         34,832,161
                                                                                                 ------------------

RETAIL--2.0%
AutoZone, Inc.*                                                                          1,600              121,552
Bed Bath & Beyond, Inc.*                                                                 2,900              112,549

    The accompanying notes are an integral part of the financial statements.

                                                                                 NUMBER OF            MARKET
                                                                                  SHARES               VALUE
                                                                              ----------------   ------------------
Best Buy Co., Inc.*                                                                      4,900   $          215,208
Big Lots, Inc.*                                                                          1,800               27,072
Circuit City Stores, Inc.                                                                3,300               29,040
Costco Wholesale Corp.*                                                                  6,800              248,880
CVS Corp.                                                                                6,400              179,392
Dollar General Corp.                                                                     5,300               96,778
Family Dollar Stores, Inc.                                                               1,700               64,855
Federated Department
  Stores, Inc.                                                                           8,200              302,170
The Home Depot, Inc.                                                                    37,100            1,228,752
J.C. Penney Company, Inc.                                                                8,000              134,800
Lowe's Companies, Inc.                                                                  12,400              532,580
The May Department
  Stores Co.                                                                            33,900              754,614
Office Depot, Inc.*                                                                     10,500              152,355
RadioShack Corp.                                                                         2,600               68,406
Rite Aid Corp.*                                                                      3,271,100           14,556,395
Sears, Roebuck and Co.                                                                  46,500            1,564,260
Staples, Inc.*                                                                          14,500              266,075
Tiffany & Co.                                                                            1,300               42,484
TJX Companies, Inc.                                                                     25,800              486,072
Toys R Us, Inc.*                                                                         2,900               35,148
Wal-Mart Stores, Inc.                                                                   59,800            3,209,466
                                                                                                 ------------------
                                                                                                         24,428,903
                                                                                                 ------------------

RETAIL - GROCERY--0.0%
Albertson's, Inc.                                                                       17,700              339,840
Winn-Dixie Stores, Inc.                                                                  2,200               27,082
                                                                                                 ------------------
                                                                                                            366,922
                                                                                                 ------------------

TELEPHONE UTILITIES--3.4%
Alltel Corp.                                                                             4,700              226,634
AT&T Corp.                                                                              68,460            1,317,855
AT&T Wireless
  Services, Inc.*                                                                      181,200            1,487,652
BellSouth Corp.                                                                         81,100            2,159,693
CenturyTel, Inc.                                                                         2,000               69,700
Qwest Communications
  International, Inc.*                                                                 141,100              674,458
Sprint Corp. (FON Group)                                                               101,100            1,455,840
Sprint Corp. (PCS Group)*                                                               63,000              362,250
Verizon
  Communications, Inc.                                                                 824,500           32,526,525
                                                                                                 ------------------
                                                                                                         40,280,607
                                                                                                 ------------------
TOBACCO--0.5%
Altria Group, Inc.                                                                     101,600            4,616,704
Reynolds (R.J.) Tobacco
  Holdings, Inc.                                                                         1,300               48,373
UST, Inc.                                                                               28,000              980,840
                                                                                                 ------------------
                                                                                                          5,645,917
                                                                                                 ------------------
TOYS, GAMES--0.0%
Hasbro, Inc.                                                                             7,300   $          127,677
Mattel, Inc.                                                                             7,700              145,684
                                                                                                 ------------------
                                                                                                            273,361
                                                                                                 ------------------

TRANSPORTATION--2.3%
Burlington Northern Santa
  Fe Corp.                                                                              48,400            1,376,496
Carnival Corp.                                                                           9,800              318,598
CSX Corp.                                                                               35,900            1,080,231
FedEx Corp.                                                                              4,500              279,135
Norfolk Southern Corp.                                                                  52,900            1,015,680
Union Pacific Corp.                                                                    381,500           22,134,630
United Parcel Service, Inc.
  Cl. B                                                                                 16,800            1,070,160
                                                                                                 ------------------
                                                                                                         27,274,930
                                                                                                 ------------------
TOTAL EQUITIES
  (COST $1,121,554,889)                                                                               1,187,304,992
                                                                                                 ------------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                              ----------------
SHORT-TERM INVESTMENTS--5.9%

CASH EQUIVALENTS**
Bank of Montreal
  Eurodollar Time Deposit
  1.080% 07/02/2003                                                           $      1,501,164            1,501,164
Bank of Montreal
  Eurodollar Time Deposit
  1.150% 07/09/2003                                                                  1,177,247            1,177,247
Bayerische Hypo-und
  Vereinsbank Bank
  Note
  1.530% 09/09/2003                                                                  7,505,822            7,505,822
Canadian Imperial Bank
  of Commerce Bank
  Note
  1.500% 05/18/2004                                                                  7,505,821            7,505,821
Den Danske Bank
  Eurodollar Time Deposit
  1.040% 07/28/2003                                                                  1,501,164            1,501,164
Dreyfus Cash
  Management Plus,
  Inc. Money Market
  Fund                                                                               4,551,415            4,551,415
Goldman Sachs Group,
  Inc. Medium Term
  Note
  1.130% 09/17/2003                                                                    750,582              750,582

                                                                                  PRINCIPAL           MARKET
                                                                                   AMOUNT             VALUE
                                                                              ----------------   ------------------
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2003                                                           $      5,854,541   $        5,854,541
Merrill Lynch & Co.
  Medium Term Note
  1.615% 11/26/2003                                                                  1,125,873            1,125,873
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                                        3,261,836            3,261,836
Merrimac Money
  Market Fund                                                                       12,272,018           12,272,018
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.350% 11/03/2003                                                                  3,752,911            3,752,911
Morgan Stanley Dean
  Witter & Co.
  1.455% 01/29/2004                                                                  3,002,329            3,002,329
National Bank of
  Commerce
  1.073% 11/19/2003                                                                  1,876,455            1,876,455
Royal Bank of Canada
  Eurodollar Time Deposit
  1.031% 07/07/2003                                                                  6,755,239            6,755,239
Royal Bank of Canada
  Eurodollar Time Deposit
  1.300% 07/01/2003                                                                  4,503,493            4,503,493
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/28/2003                                                                  3,752,911            3,752,911
                                                                                                 ------------------
                                                                                                         70,650,821
                                                                                                 ------------------

TOTAL SHORT-TERM
  INVESTMENTS
  (AT AMORTIZED COST)                                                                                    70,650,821
                                                                                                 ------------------
TOTAL INVESTMENTS--104.9%
  (COST $1,192,205,710)***                                                                            1,257,955,813

OTHER ASSETS/
  (LIABILITIES)--(4.9%)                                                                                 (58,430,539)
                                                                                                 ------------------
NET ASSETS--100.0%                                                                               $    1,199,525,274
                                                                                                 ==================

NOTES TO PORTFOLIO OF INVESTMENTS
  ADR - American Depository Receipt.
  *     Non-income producing security.
  **    Represents investments of security lending collateral. (NOTE 2).
  ***   Aggregate cost for Federal tax purposes.(NOTE 7)

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

  SECUTITIES LENDING

The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30,

2003, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                          SECURITIES ON LOAN    COLLATERAL
                                           ----------------   --------------
                       Managed Bond Fund   $      9,890,698   $   10,200,047
                       Blend Fund                54,912,029       57,227,151
                       Equity Fund               66,589,282       70,650,821

  REPURCHASE AGREEMENTS

The Money Market Fund, Managed Bond Fund and Blend Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

  ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

  FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  FORWARD FOREIGN CURRENCY CONTRACTS

Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at June 30, 2003.

  FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

There were no open forward commitments at June 30, 2003.

  FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

There were no open futures contracts at June 30, 2003.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS

  INVESTMENT MANAGEMENT FEE

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over
$500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as the Funds' sub-adviser providing day-to-day management of the Funds' investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that DLB manages, 0.13% of the average daily net asset value of the Equity Segment of the Blend Fund, 0.09% of the average daily net asset value of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net asset value of the Money Market Fund and 0.10% of the average daily net asset value of the Managed Bond Fund.

MassMutual has also entered into an investment sub-advisory agreement with Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to Alliance Capital based upon the aggregate net assets under management which include (1) the average daily net assets of the Equity Fund, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Alliance Capital provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

  EXPENSE WAIVERS

MassMutual has agreed, at least through April 30, 2004, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

  OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of trustees of the Funds is borne by the Funds.

  DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2003, no significant amounts have been deferred.

4.   PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2003, were as follows:

                                                 LONG-TERM U.S.     OTHER LONG-TERM
                                             GOVERNMENT SECURITIES    SECURITIES
                                             ---------------------  -------------
            PURCHASES
                        Managed Bond Fund        $  106,213,304     $  53,664,254
                        Blend Fund                   39,020,551        280,781,443
                        Equity Fund                           -        568,865,670
                SALES
                        Managed Bond Fund        $   89,060,115     $   49,183,453
                        Blend Fund                   63,195,352        344,477,344
                        Equity Fund                           -        618,872,035

5.   CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund is as follows:

                                                 SIX MONTHS ENDED JUNE 30, 2003           YEAR ENDED DECEMBER 31, 2002
                                                 SHARES               AMOUNT                SHARES             AMOUNT
                                             ---------------      ---------------      ---------------      ---------------
     MONEY MARKET FUND
       Sold                                       54,286,240      $    54,226,821          165,193,610      $   165,008,566
       Issued as reinvestment of dividends           746,478              745,659            2,684,850            2,681,623
       Redeemed                                  (82,667,572)         (82,577,045)        (179,358,620)        (179,157,417)
                                             ---------------      ---------------      ---------------      ---------------
       Net increase (decrease)                   (27,634,854)     $    27,604,565)         (11,480,160)     $   (11,467,228)
                                             ===============      ===============      ===============      ===============
     MANAGED BOND FUND
       Sold                                        5,680,831      $    71,780,919           10,984,290      $   135,540,613
       Issued as reinvestment of dividends           429,187            5,372,815            1,746,822           21,389,456
       Redeemed                                   (4,702,730)         (59,680,900)          (5,688,928)         (70,199,766)
                                             ---------------      ---------------      ---------------      ---------------
       Net increase (decrease)                     1,407,288      $    17,472,834            7,042,184      $    86,730,303
                                             ===============      ===============      ===============      ===============
     BLEND FUND
       Sold                                        1,129,432      $    14,580,677            3,317,565      $    45,740,765
       Issued as reinvestment of dividends           560,863            7,012,733            2,662,705           35,476,768
       Redeemed                                   (7,577,408)         (97,116,775)         (21,550,926)        (291,797,623)
                                             ---------------      ---------------      ---------------      ---------------
       Net increase (decrease)                    (5,887,113)     $    75,523,365)         (15,570,656)     $  (210,580,090)
                                             ===============      ===============      ===============      ===============
     EQUITY FUND
       Sold                                        1,478,171      $    24,994,188            3,970,790      $    75,723,259
       Issued as reinvestment of dividends                 -                    -            2,191,725           37,772,495
       Redeemed                                   (5,512,235)         (91,878,786)         (14,913,474)        (278,619,551)
                                             ---------------      ---------------      ---------------      ---------------
       Net increase (decrease)                    (4,034,064)     $    66,884,598)          (8,750,959)     $  (165,123,797)
                                             ===============      ===============      ===============      ===============

6.   FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7.   FEDERAL INCOME TAX INFORMATION

At June 30, 2003, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                       FEDERAL           TAX BASIS          TAX BASIS         NET UNREALIZED
                                      INCOME TAX         UNREALIZED         UNREALIZED         APPRECIATION/
                                        COST          APPRECIATION        DEPRECIATION       (DEPRECIATION)
                                  -----------------   -----------------   ----------------    -----------------
               MANAGED BOND FUND  $   403,374,292    $    24,671,524      $  (4,925,485)       $  19,746,039
               Blend Fund             992,688,701        138,290,695         26,688,460)         111,602,235
               Equity Fund          1,192,205,710        107,329,638         41,579,535)          65,750,103

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2003, is the same for financial reporting and Federal income tax purposes. At December 31, 2002, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                    AMOUNT         EXPIRATION DATE
                                  ------------    -----------------
               Money Market Fund  $    207,638    December 31, 2010
               Managed Bond Fund     5,452,759    December 31, 2010
               Blend Fund          138,677,965    December 31, 2009
               Blend Fund           96,734,229    December 31, 2010
               Equity Fund         179,082,986    December 31, 2010

The following Funds have elected to defer to January 1, 2003 post-October losses:

                                             AMOUNT
                                          ------------
               Managed Bond Fund          $    196,270
               Blend Fund                   33,715,528
               Equity Fund                   7,517,342

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2002:

                                     CAPITAL GAINS DIVIDEND
                                     ----------------------
               Managed Bond Fund          $  1,196,126
               Equity Fund                  17,944,885

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

Massachusetts Mutual Life Insuracne Company and affiliates, Springfield, MA 01111-0001

MassMutual Financial Group is a marketing designation
(or fleet name) for Massachusetts Mutual Life Insurance
Company (MassMutual) and its affiliates.                               L4540 803

ITEM 2 CODE OF ETHICS.

        Not applicable to this filing.

ITEM 3 AUDIT COMMITTEE FINANCIAL EXPERT.

        Not applicable to this filing.

ITEM 4 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        Not applicable to this filing.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable to this filing.

ITEM 6 [RESERVED]

ITEM 7 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable to this filing.

ITEM 8 [RESERVED]

ITEM 9 CONTROLS AND PROCEDURES.

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

        (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to the Evaluation Date, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10 (EXHIBITS):

        (a)(1) Code of Ethics Described in Item 2: Not applicable to this filing.

        (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as Exhibit 99CERT.302

        (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               MML Series Investment Fund

By (Signature and Title):  /S/ Frederick C. Castellani
                           ---------------------------
                           Frederick C. Castellani, President and
                           Principal Executive Officer

                           Date 8/20/03
                                ------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /S/ Frederick C. Castellani
                           -------------------------------------------
                           Frederick C. Castellani, President and
                           Principal Executive Officer

                           Date 8/20/03
                                ------------

By (Signature and Title):  /S/ James S. Collins
                           -------------------------------------------
                           James S. Collins, Treasurer and
                           Principal Financial Officer

                           Date 8/26/03
                                ------------